UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21374

PIMCO Floating Rate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2007

Date of reporting period:	July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Performance & Statistics	2-3

Schedules of Investments	4-25

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets	28-29

Statements of Cash Flows	30

Notes to Financial Statements	31-43

Financial Highlights	44-45

Report of Independent Registered Public Accounting Firm	46

Tax Information	47

Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements	48-50

Privacy Policy/Proxy Voting Policies & Procedures	51

Dividend Reinvestment Plan	52

Board of Trustees	53-54

Principal Officers	55

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Letter to Shareholders

July 31, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively the “Funds”) for the fiscal year ended July 31, 2007.

Following a steady succession of interest-rate increases, the Federal Reserve Board (the “Fed”) set short-term interest rates at 5.25% at the beginning of the period and held fast to that level throughout the fiscal year. The Fed cited mixed signals in the economy during the period, most notably weakness in housing, elevated levels of core inflation and steady, moderate economic growth.

Please refer to the following pages for specific information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources are available on our Web site at www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 1

PIMCO Floating Rate Income Fund Performance & Statistics

July 31, 2007 (unaudited)

*                 For the fiscal year ended July 31, 2007, PIMCO Floating Rate Income Fund returned 0.83% on net asset value (NAV) and (0.93)% on market price.

*                 A focus on the cable sector over the period detracted from returns, as these issues underperformed.

*                 Utility loans outperformed during the period and a minimal weighting in the sector adversely affected Fund performance.

*                 A relatively small weighting in BB-rated issues detracted from returns, as higher-rated issues outperformed during the period; particularly in July as a flight-to-quality became evident.

*                 A smaller-than-market weighting in the retail sector added to returns, as these loans underperformed the overall market by approximately 70 basis points.

*                 Security selection in the consumer cyclical sector was positive for performance, as captive finance auto loans outperformed the overall sector.

*                 A strong emphasis on telecommunications contributed positively to performance, as these issues outperformed the leveraged loan market by approximately 100 basis points.

*                 Within media, a relatively small weighting in broadcasting issues, which underperformed, added to security selection within the broader sector.

*                 The Fund used interest-rate swaps to adjust duration and target specific areas of yield-curve exposure during the period. Credit-default swaps were used either as a substitute for purchasing corporate bonds or as a means of hedging corporate bond exposure.

Total Return(1)	Market Price	Net Asset Value (“NAV”)
1 Year	(0.93)%	0.83%
Commencement of Operations (8/29/03) to 7/31/07	4.86%	5.00%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/07	Market Price	$17.88
Market Price	NAV	$17.38
NAV	Premium to NAV	2.88%
	Market Price Yield(2)	10.25%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at July 31, 2007.

2 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Strategy Fund Performance & Statistics

July 31, 2007 (unaudited)

*                 For the fiscal year ended July 31, 2007, PIMCO Floating Rate Strategy Fund returned 0.23% on net asset value (NAV) and 2.73% on market price.

*                 A strong emphasis on telecommunications contributed positively to returns, as these issues outperformed the leveraged loan market by approximately 100 basis points.

*                 Security selection in the consumer cyclical sector was positive for performance, as captive finance auto loans outperformed the overall sector.

*                 A relatively large weighting and security selection in the healthcare sector boosted performance, as hospital and facility operators helped drive overall sector performance higher.

*                 A minimal weighting in the retail sector added to returns, as these loans underperformed the overall market by approximately 70 basis points.

*                 A focus on the cable sector during the period detracted from returns, as these issues underperformed.

*                 As paper and packaging companies underperformed during the period, a larger-than-market weighting in this sector adversely affected Fund performance.

*                 A relatively small weighting in BB-rated issues detracted from returns, as higher-rated issues outperformed during the period; particularly in July as a flight-to-quality became evident.

*                 The Fund used interest-rate swaps to adjust duration and target specific areas of yield-curve exposure during the period. Credit-default swaps were used either as a substitute for purchasing corporate bonds or as a means of hedging corporate bond exposure.

Total Return(1)	Market Price	Net Asset Value (“NAV”)
1 Year	2.73%	0.23%
Commencement of Operations (10/29/04) to 7/31/07	3.45%	3.98%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/07	Market Price	$17.28
Market Price	NAV	$16.76
NAV	Premium to NAV	3.10%
	Market Price Yield(2)	10.31%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at July 31, 2007.

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 3

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007

Principal Amount (000)		Value
SENIOR LOANS (a)(c) – 62.0%

Advertising – 0.5%
	West Corp.,
$2,326	7.735%, 10/23/13 (e)	$2,242,328
46	7.735%, 10/23/13 (b)	43,927
621	7.763%, 10/23/13 (b)	598,189
		2,884,444
Aerospace – 0.1%
750	TransDigm Group, Inc., 7.36%, 6/23/13, Term B	743,906
Airlines – 0.5%
3,000	Northwest Airlines Corp., 7.34%, 8/22/08 (b)	2,988,750
Apparel & Textiles – 0.5%
1,000	Aearo Technologies, Inc., 7.61%, 5/30/14, Term B (b)	960,000
	Simmons Co., Term C (b),
870	7.375%, 12/19/11	843,790
888	7.438%, 12/19/11	861,555
		2,665,345
Automotive – 1.8%
5,985	Ford Motor Corp., 8.36%, 11/29/13, Term B	5,656,238
1,500	General Motors Corp., 7.735%, 11/29/13	1,446,095
	Hertz Corp., Term B,
223	5.36%, 12/21/12	216,336
761	7.08%, 12/21/12	739,349
113	7.09%, 12/21/12	110,115
1,064	7.11%, 12/21/12	1,070,811
	Lear Corp.,
694	7.84%, 3/23/12	677,226
300	7.86%, 3/23/12	292,749
		10,208,919
Automotive Products – 2.3%
	Cooper Standard Automotive, Inc.,
1,350	7.875%, 12/31/11, Term B	1,316,189
3,374	7.875%, 12/31/11, Term C	3,290,254
2,500	Delphi Corp., 8.125%, 12/31/07, Term C	2,448,958
	Goodyear Tire & Rubber Co.,
2,000	6.85%, 4/20/14, Term B	1,922,500
1,000	8.82%, 4/1/11	996,094
3,000	Polypore, Inc., 7.58%, 5/15/14 (b)	2,850,000
		12,823,995
Banking – 0.4%
	Aster Co., Ltd. (b),
1,092	7.824%, 9/19/13, Term B1	1,076,057
1,132	8.324%, 9/19/14, Term C1	1,118,915
		2,194,972
Building/Construction – 1.5%
4,000	Building Materials Corp., 11.125%, 9/14/14	3,720,000
	Masonite International Corp.,
1,901	7.36%, 4/6/13, Term B	1,773,282
525	7.36%, 4/6/13, Term B (b)	489,745
2,334	Nortek, Inc., 7.61%, 8/27/11	2,249,258
		8,232,285

4 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Chemicals – 1.3%
	INEOS Group Ltd.,
$3,903	7.580%, 10/7/12, Term A4 (b)	$3,803,160
742	7.580%, 10/7/13, Term B1	727,196
233	7.591%, 10/7/12, Term A4 (b)	226,592
742	8.080%, 10/7/14, Term C1	730,537
1,970	KRATON Polymers Group LLC, 7.375%, 5/11/13 (b)	1,932,348
		7,419,833
Commercial Products – 0.9%
	iPayment, Inc. (b),
194	7.32%, 12/27/12	186,893
793	7.36%, 12/27/12	763,576
	Sigmakalon,
€924	6.164%, 6/30/12, Term A (b)	1,262,258
€635	6.664%, 9/19/12, Term B	862,834
€365	6.664%, 9/19/12, Term B1	495,969
€940	7.414%, 9/19/13, Term C1	1,278,878
		4,850,408
Computer Services – 1.1%
$2,779	PanAmSat Corp., 7.36%, 6/30/11, Term A	2,704,485
3,430	SunGard Data Systems, Inc., 7.356%, 2/11/13	3,301,984
		6,006,469
Computer Software – 2.9%
	Infor Global Solutions (b),
1,957	9.11%, 8/1/12	1,922,401
1,021	9.11%, 8/1/12, Term DD	1,002,992
1,652	Riverdeep Interactive, 12.06%, 12/21/07 (b)	1,669,350
6,000	Thomson Learning, Inc., 8.07%, 6/27/14, Term B	5,652,000
2,000	Trilogy International, Inc., 8.86%, 6/22/12 (b)	1,940,000
	Worldspan L.P., Term B,
2,000	8.606%, 12/7/13	1,980,000
1,980	8.61%, 12/7/13	1,960,200
		16,126,943
Consumer Products – 1.5%
1,980	Education Management Corp., 7.125%, 2/13/14, Term B	1,883,750
2,954	Jarden Corp., 7.11%, 1/24/12, Term B1	2,896,856
	National Mentor, Inc. (b),
56	5.32%, 6/30/13	55,703
319	7.32%, 6/30/13, Term B	317,566
615	7.36%, 6/30/13, Term B	612,029
1,000	7.533%, 6/30/12	994,688
2,000	Pinnacle Foods, 8.11%, 3/30/14, Term B (b)	1,943,334
		8,703,926
Containers & Packaging – 3.2%
5,485	Graham Packaging Holdings Co., 7.625%, 10/18/11, Term B (b)	5,234,799
	Graphic Packaging International Corp. (b),
1,734	7.32%, 5/3/14	1,696,877
1,251	7.36%, 5/3/14	1,193,839
3,107	Horizon Lines LLC, 7.57%, 7/7/11 (b)	3,091,866

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 5

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Containers & Packaging (continued)
	Intertape Polymer Group, Inc., Term B (b),
$970	8.07%, 7/28/11	$946,237
368	8.08%, 7/28/11	358,312
4	10.00%, 7/28/11	3,656
	Smurfit-Stone Container,
742	5.215%, 11/1/10	726,016
406	7.375%, 11/1/10, Term C	397,132
2,934	7.375%, 11/1/11, Term B	2,869,761
1,217	7.375%, 11/1/11, Term C	1,190,190
494	7.375%, 11/1/11, Term C1	483,169
		18,191,854
Diversified Manufacturing – 1.2%
3,574	Grant Forest Products, 11.375%, 9/16/13 (b)	3,448,667
	Invensys PLC (b),
479	7.356%, 7/17/13	475,556
521	7.36%, 7/17/13	516,318
	KION Group GmbH (b),
1,250	7.58%, 12/20/14, Term B	1,227,813
1,250	7.83%, 12/20/15, Term C	1,234,063
		6,902,417
Drugs & Medical Products – 1.5%
	Nycomed Holdings (b),
€2,000	6.664%, 12/29/16, Term B	2,686,369
€2,000	7.164%, 12/20/15, Term C	2,700,057
	Warner Chilcott PLC,
$2,303	7.36%, 1/18/12, Term B	2,234,243
634	7.36%, 1/18/12, Term C	615,514
		8,236,183
Energy – 1.1%
	Alon USA Energy, Inc. (b),
40	7.57%, 6/8/13	39,000
162	7.57%, 6/8/13, Term DD	158,167
1,720	7.608%, 6/8/13	1,677,000
58	7.608%, 6/8/13, Term DD	56,333
3,040	Headwaters, Inc., 7.36%, 4/30/11, Term B (b)	3,025,167
	Targa Resources, Inc.,
290	5.225%, 10/31/11	287,964
823	7.32%, 10/31/12, Term B	815,897
366	7.36%, 10/31/12, Term B	362,954
		6,422,482
Entertainment – 3.1%
10,715	MGM Studios, 8.61%, 4/8/12, Term B	10,149,887
	Revolution Studios LLC,
811	7.82%, 12/25/12, Term A	786,907
189	7.82%, 12/25/12, Term A (b)	183,093
1,935	9.07%, 12/25/14, Term B (b)	1,857,523
4,337	Warner Music Group, Inc., 7.36%, 2/28/11, Term B	4,245,938
		17,223,348
Financial Services – 2.7%
1,500	Bearingpoint, Inc., 9.29%, 5/18/12 (b)	1,477,500
5,500	Chrysler Financial Corp., 5.00%, 8/3/14 (b)	5,225,000

6 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Financial Services (continued)
$5,955	Nielson Finance, 7.607%, 8/9/13, Term B	$5,809,615
2,800	SLM Corp., 6/30/08 (b)(e)(f)(h)	2,787,308
		15,299,423
Food Services – 1.8%
	Arby’s Restaurant Group, Inc., Term B,
1,207	7.608%, 7/25/12	1,175,711
2,243	7.61%, 7/25/12	2,185,398
150	7.61%, 7/25/12 (b)	145,861
1,478	Bolthouse Farms, Inc., 7.625%, 11/17/12, Term B (b)	1,455,645
3,536	Michael Foods, Inc., 7.361%, 11/21/10, Term B (b)	3,470,738
	Sturm Foods, Inc., Term B (b),
4	7.875%, 1/30/14	3,619
1,492	7.938%, 1/30/14	1,440,262
		9,877,234
Healthcare & Hospitals – 6.7%
	Biomet, Inc. (e),
2,000	6.00%, 3/8/08 (b)	2,042,486
4,500	7.00%, 3/15/15, Term B	4,263,750
	Capio AB (b),
€650	6.356%, 3/8/15, Term B1	880,486
€650	6.481%, 3/8/16, Term C1	876,406
	Community Health Systems, Inc. (e),
$124	4.00%, 7/2/14	118,407
1,876	5.00%, 7/2/14, Term B	1,798,082
3,000	7.00%, 4/10/08 (b)	2,992,500
	Davita, Inc., Term B1,
1,143	6.86%, 10/5/12	1,084,937
357	6.88%, 10/5/12	338,620
10,945	HCA, Inc., 7.61%, 11/16/13, Term B	10,585,643
	HealthSouth Corp.,
3,353	7.85%, 2/2/13	3,271,949
86	7.86%, 2/2/13	83,696
€1,000	ISTA, 8.00%, 6/15/16 (b)(e)	1,344,896
$919	MultiPlan, Inc., 7.82%, 4/12/13, Term B	887,876
	Psychiatric Solutions, Inc., Term B (b),
1,143	7.11%, 7/7/12	1,141,429
855	7.125%, 7/7/12	853,931
4,322	Renal Advantage, Inc., 7.86%, 10/6/12, Term B (b)	4,235,455
	United Surgical (b),
48	7.367%, 4/18/14, Term DD	46,867
837	7.381%, 4/18/14, Term B	790,599
		37,638,015
Hotels/Gaming – 1.2%
308	CCM Merger, Inc., 7.36%, 7/21/12, Term D (b)	297,273
3,000	Harrah’s Entertainment, Inc., 7.50%, 3/9/08 (b)(e)	3,000,000
3,618	MotorCity Casino, 7.36%, 7/21/12, Term B (b)	3,491,478
		6,788,751
Household Products – 0.7%
	Springer S.A. (b),
1,000	7.696%, 9/16/11, Term B2	986,719
2,800	8.071%, 9/16/12, Term C2	2,775,500
		3,762,219

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 7

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)			Value

Leasing – 0.4%
$1,194		Rental Service Corp., 8.86%, 11/21/13	$1,187,793
		United Rentals, Inc. (b),
333		5.32%, 2/14/11, Term LC	327,024
729		7.32%, 2/14/11, Term B	716,623
			2,231,440
Manufacturing – 1.3%
		Bombardier, Inc., Term B (b),
38		7.82%, 6/26/13	37,192
2,696		7.86%, 6/26/13	2,640,593
3,000		Dresser-Rand Group, Inc., 7.86%, 5/4/14, Term T1 (b)	2,903,250
		Lucite International Ltd. (b),
1,246		7.61%, 5/26/13, Term B	1,196,343
441		7.61%, 5/26/13, Term DD	423,573
			7,200,951
Multi-Media – 6.0%
2,000		American Media Operations, Inc., 8.59%, 1/30/13 (b)	1,880,000
990		Atlantic Broadband, Inc., 7.61%, 8/9/12, Term B (b)	972,082
1,000		Cequel Communications LLC, 5.00%, 10/15/13, Term B (b)	950,000
		Charter Communications,
943		7.85%, 9/5/14	898,543
2,057		7.86%, 9/5/14	1,960,457
4,970		CSC Holdings, Inc., 7.07%, 2/24/13, Term B	4,786,289
6,000		NTL Investment, 7.36%, 1/6/13, Term B	5,930,628
2,955		Primedia, 7.57%, 9/30/13, Term B	2,938,839
		Seven Media Group, Term T1 (b),
AUD	419	8.835%, 2/7/13	357,245
AUD	3,017	8.878%, 2/7/13	2,572,161
		Univision Communications, Inc.,
$6,107		7.61%, 9/15/14, Term B	5,658,111
1,000		7.82%, 3/15/09	977,000
		Young Broadcasting, Inc., Term B,
948		7.875%, 5/2/12	905,509
2,976		7.875%, 11/3/12	2,844,062
			33,630,926
Oil & Gas – 1.6%
675		Big West Oil LLC, 7.61%, 5/2/14, Term B (b)	652,219
6,000		El Paso Corp., 5.273%, 6/15/09	5,700,000
1,916		Newpark Resources, Inc., 8.36%, 8/17/11 (b)	1,887,142
917		Oxbow Carbon & Minerals LLC, 7.36%, 5/4/14, Term C (b)	875,892
			9,115,253
Paper/Paper Products – 0.7%
3,201		Georgia-Pacific Corp., 7.11%, 12/20/12, Term B	3,032,611
1,000		Verso Paper Holdings LLC, 11.606%, 2/1/13 (b)	997,500
			4,030,111
Printing/Publishing – 1.3%
		Seat Pagine Gialle SpA (b),
€918		4.023%, 5/25/12, Term A	1,240,447
€626		4.023%, 6/8/13, Term B	849,794
		Tribune Co.,
$1,867		7.86%, 5/30/09, Term X (b)	1,833,334
4,000		8.36%, 5/30/14, Term B	3,645,716
			7,569,291

8 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Recreation – 2.3%
	Amadeus Global Travel (b),
$2,573	7.636%, 4/8/13, Term B	$2,468,933
177	7.636%, 4/8/13, Term B2	170,303
2,573	7.886%, 4/8/14, Term C	2,454,184
177	7.886%, 4/8/14, Term C2	171,264
3,960	Cedar Fair L.P., 7.32%, 6/13/12	3,830,199
2,500	Six Flags Theme Parks, Inc., 7.86%, 4/30/15, Term B (b)(e)	2,354,168
	TDS Investor Corp.,
297	7.86%, 8/1/13	291,226
	Travelport,
1,031	7.82%, 8/22/13	1,009,102
		12,749,379
Retail – 0.7%
	Neiman Marcus Group, Inc.,
20	7.09%, 4/6/13	19,196
1,280	7.36%, 4/6/13	1,228,554
3,000	Rite Aid Corp., 9.00%, 11/8/13 (b)(e)	2,985,000
		4,232,750
Telecommunications – 5.3%
	BCM Luxembourg (b),
€1,200	6.403%, 8/15/14, Term B	1,576,916
€1,200	6.778%, 8/15/15, Term C	1,576,916
	Centennial Cellular Communications Corp., Term B (b),
$335	7.36%, 1/20/11	326,563
4,332	7.36%, 2/9/11	4,220,520
	Consolidated Communications, Inc., Term B,
1,053	7.07%, 9/18/11	1,037,673
3,390	7.11%, 10/14/11	3,339,421
2,500	Dobson Communications Corp., 7.36%, 3/14/14	2,480,462
4,500	Hawaiian Telcom Communications, Inc., 7.61%, 6/1/14, Term C	4,291,875
2,500	Intelsat Ltd., 7.859%, 2/15/14	2,442,635
	Nordic Telephone Co. Holdings ApS,
€1,782	5.953%, 11/30/14, Term B	2,380,585
€2,200	6.203%, 11/30/14, Term C	2,955,006
$3,000	Telesat Canada, Inc., 2.500%, 2/14/08 (b)(e)(h)	3,002,816
		29,631,388
Transportation – 0.5%
2,719	Fleetpride Corp., 7.84%, 6/6/13, Term B (b)	2,687,316
Utilities – 0.6%
	AES Corp., Term B,
786	7.19%, 4/30/08	771,473
786	7.25%, 8/10/11	771,473
1,600	Sandridge Energy, Inc., 8.985%, 4/1/14 (b)	1,568,000
		3,110,946
Waste Disposal – 1.1%
	Allied Waste North America, Inc.,
1,680	5.32%, 3/28/14	1,613,913
1,520	7.06%, 3/28/14, Term B	1,464,077
1,318	7.11%, 3/28/14, Term B	1,268,867
107	7.13%, 3/28/14, Term B	103,062
101	7.14%, 3/28/14, Term B	97,605
€1,000	AVR Bedrijven NV, 6.164%, 3/1/14 (b)	1,350,029
		5,897,553

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 9

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Wholesale – 0.7%
$3,940	Roundy’s, Inc., 8.11%, 10/27/11, Term B		$3,846,620
Wire & Cable Products – 1.0%
	UPC Broadband Holding BV,
€2,062	6.302%, 12/31/14, Term M1		2,731,498
€1,080	6.302%, 12/31/14, Term M2		1,430,707
€1,000	7.042%, 12/31/14 (b)		1,324,363
			5,486,568
Total Senior Loans (cost-$356,157,190)			347,612,613

CORPORATE BONDS & NOTES – 25.0%

Airlines – 0.2%
$992	JetBlue Airways Corp., pass thru certificates,
	8.46%, 5/15/10, Ser. 04-2, FRN	Ba3/BB-	980,980
Apparel & Textiles – 0.6%
3,500	Hanesbrands, Inc., 8.784%, 12/15/14, FRN	B2/B-	3,447,500
Automotive Products – 0.7%
4,000	Goodyear Tire & Rubber Co., 9.135%, 12/1/09, FRN (a)(d)	B2/B-	4,000,000
Banking – 0.9%
£2,464	Royal Bank of Scotland PLC, 9.370%, 4/6/11, VRN (b)(h)	NR/NR	5,046,700
Building/Construction – 0.7%
€3,000	Grohe Holding GmbH, 6.843%, 1/15/14, FRN (b)	B2/B	3,959,565
Containers & Packaging – 0.2%
$1,000	Berry Plastics Holding Corp., 9.235%, 9/15/14, FRN	B3/B	965,000
Electronics – 0.8%
3,000	Sanmina-SCI Corp., 8.11%, 6/15/10, FRN (a)(d)	Ba3/B+	2,970,000
1,400	Spansion LLC, 8.485%, 6/1/13, FRN (a)(d)	B1/B+	1,309,000
			4,279,000
Financial Services – 5.1%
2,500	Chukchansi Economic Dev. Auth., 8.859%, 11/15/12, FRN (a)(d)	B2/BB-	2,525,000
8,150	Ford Motor Credit Co., 8.11%, 1/13/12, FRN	B1/B	7,789,110
7,000	General Motors Acceptance Corp., 7.56%, 12/1/14, FRN	Ba1/BB+	6,523,055
€3,000	Hellas Telecommunications Luxembourg V,
	7.468%, 10/15/12, FRN	B1/B	4,080,885
$2,000	Hexion U.S. Finance Corp., 9.86%, 11/15/14, FRN	B3/B	2,070,000
	Universal City Florida Holding Co.,
2,000	8.375%, 5/1/10	B3/B-	2,040,000
3,500	10.106%, 5/1/10, FRN	B3/B-	3,535,000
			28,563,050
Food Services – 0.7%
4,500	Aramark Corp., 8.856%, 2/1/15, FRN (a)(d)	B3/B-	4,207,500
Healthcare & Hospitals – 0.5%
1,500	Rotech Healthcare, Inc., 9.50%, 4/1/12	Caa3/CCC	1,177,500
1,500	Universal Hospital Services, Inc., 8.759%, 6/1/15, FRN (a)(d)	B3/B+	1,406,250
			2,583,750

10 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Hotels/Gaming – 0.8%
$2,000	Circus Circus Enterprises, 7.625%, 7/15/13	B1/B+	$1,805,000
3,000	Seminole Hard Rock Entertainment, Inc.,
	7.86%, 3/15/14, FRN (a)(d)	B1/BB	2,955,000
			4,760,000
Insurance – 0.3%
1,800	Residential Reins Ltd., 13.11%, 6/7/10, FRN (a)(b)(d)(h)	NR/BB	1,799,600
Manufacturing – 0.8%
€3,250	Bombardier, Inc., 7.186%, 11/15/13, FRN (a)(d)	Ba2/BB	4,471,008
Metals & Mining – 0.6%
$3,150	Freeport-McMoRan Copper & Gold, Inc., 8.564%, 4/1/15, FRN	Ba3/BB	3,252,375
Multi-Media – 2.6%
	Cablevision Systems Corp., Ser. B,
2,000	8.00%, 4/15/12	B3/B+	1,875,000
5,000	9.82%, 4/1/09, FRN	B3/B+	5,050,000
1,000	CCO Holdings LLC, 8.75%, 11/15/13	Caa1/CCC	995,000
4,000	Charter Communications Holdings II LLC, 10.25%, 9/15/10	Caa2/CCC	4,090,000
1,800	DirecTV Holdings LLC, 8.375%, 3/15/13	Ba3/BB-	1,831,500
1,000	Paxson Communications Corp., 11.61%, 1/15/13, FRN (a)(d)	Caa2/CCC-	1,012,500
			14,854,000
Paper/Paper Products – 1.7%
1,000	Abitibi-Consolidated, Inc., 8.86%, 6/15/11, FRN	B3/B+	895,000
3,000	Boise Cascade LLC, 8.235%, 10/15/12, FRN	B1/B+	2,955,000
1,000	Bowater, Inc., 8.36%, 3/15/10, FRN	B3/B+	950,000
4,500	Verso Paper Holdings LLC, 9.106%, 8/1/14, FRN (a)	B2/B+	4,432,500
			9,232,500
Semi-Conductors – 1.0%
6,000	Freescale Semiconductor, Inc., 9.235%, 12/15/14, FRN (a)(d)	B1/B	5,535,000
Telecommunications – 6.6%
4,000	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	3,820,000
2,500	Hawaiian Telcom Communications, Inc., 10.86%, 5/1/13,
	Ser. B, FRN	Caa1/CCC	2,462,500
	Intelsat Bermuda Ltd., FRN,
4,500	8.886%, 1/15/15	Caa1/B	4,545,000
3,000	11.409%, 6/15/13	NR/B	3,135,000
€2,950	Nordic Telephone Co. Holdings ApS, 9.513%, 5/1/16, FRN (a)(d)	B2/B	4,043,156
$4,700	Nortel Networks Ltd., 9.61%, 7/15/11, FRN (a)(d)	B3/B-	4,782,250
1,500	Qwest Capital Funding, Inc., 7.90%, 8/15/10	B1/B+	1,488,750
8,000	Qwest Communications International, Inc., 8.86%, 2/15/09, FRN	Ba3/B+	8,060,000
2,000	Rural Cellular Corp., 8.25%, 3/15/12	Ba3/B	2,060,000
3,000	TelCordia Technologies, Inc., 9.11%, 7/15/12, FRN (a)(d)	B2/B	2,685,000
			37,081,656
Wire & Cable Products – 0.2%
1,000	Superior Essex Communications LLC, 9.00%, 4/15/12	B3/B+	995,000
Total Corporate Bonds & Notes (cost-$141,496,132)			140,014,184

MORTGAGE-BACKED SECURITIES – 0.3%
1,691	Mellon Residential Funding Corp.,
	5.67%, 11/15/31, CMO, FRN (cost-$1,691,052)	Aaa/AAA	1,692,749

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 11

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
ASSET-BACKED SECURITIES – 0.2%
	Credit Suisse First Boston Mortgage Securities Corp., FRN,
$12	6.02%, 7/25/32	Aaa/AAA	$11,722
442	6.06%, 8/25/32	Aaa/AAA	442,208
588	GSAMP Trust, 5.61%, 3/25/34, FRN	Aaa/AAA	588,624
69	Jade CBO Ltd., 7.67%, 10/24/11 (a)(d)(h)	B2/NR	53,385
Total Asset-Backed Securities (cost-$1,096,937)			1,095,939

PREFERRED STOCK (a)(b)(d) – 0.5%

Shares

Financial Services – 0.5%
30	Richmond Cnty. Capital Corp., 8.61% (cost-$3,068,307)		3,010,312

SHORT-TERM INVESTMENTS – 12.0%

Commercial Paper – 5.6%

Principal
Amount
(000)

Banking – 1.7%
$800	Societe Generale North America, Inc., 5.225%, 8/7/07	P-1/A-1+	799,303
8,900	Total Capital, 5.35%, 8/1/07 (a)	P-1/A-1+	8,900,000
			9,699,303
Financial Services – 3.9%
21,800	UBS Finance Delaware LLC, 5.225%, 11/14/07 (h)	P-1/A-1+	21,465,152
Total Commercial Paper (cost-$31,167,080)			31,164,455

Corporate Notes – 3.0%

Airlines – 0.1%
347	JetBlue Airways Corp., 9.61%, 3/15/08, Ser. 04-1, FRN	Ba3/BB-	349,795
Financial Services – 2.3%
13,000	Ford Motor Credit Co., 8.355%, 11/2/07, FRN	B1/B	13,046,527
Insurance – 0.3%
1,500	Parametric Re Ltd., 9.661%, 5/19/08, FRN (a)(d)	Ba2/NR	1,507,380
Paper/Paper Products – 0.3%
2,000	Abitibi-Consolidated, Inc., 5.25%, 6/20/08	B3/B+	1,935,000
Total Corporate Notes (cost-$16,818,066)			16,838,702

U.S. Treasury Bills (i) – 2.8%
16,000	4.43%-4.80%, 8/30/07-9/13/07 (cost-$15,921,331)		15,921,331

12 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value
Repurchase Agreement – 0.6%
$3,495	State Street Bank & Trust Co.,
	dated 7/31/07, 4.90%, due 8/1/07,
	proceeds $3,495,476; collateralized by
	Freddie Mac, 5.26%, due
	1/25/08, valued at $3,565,502
	including accrued interest (cost-$3,495,000)	$3,495,000
Total Short-Term Investments (cost-$67,401,477)		67,419,488

OPTIONS PURCHASED (j) – 0.0%

Contracts

Put Options – 0.0%
	Financial Future Euro—90 day (CME),
324	strike price $90.50, expires 9/17/07	1
600	strike price $91.75, expires 3/17/08	1
216	strike price $92.25, expires 6/16/08	1
Total Options Purchased (cost-$10,830)		3
Total Investments (cost-$570,921,925) – 100.0%		$560,845,288

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 13

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007

Principal Amount (000)		Value
SENIOR LOANS (a)(c) – 63.7%

Advertising – 0.9%
	PagesJaunes Groupe S.A. (b),
€2,250	6.39%, 1/11/15, Term B	$2,981,741
€2,250	6.89%, 1/11/16, Term C	2,964,417
	West Corp.,
$1,415	7.735%, 10/23/13	1,363,492
91	7.735%, 10/23/13 (b)	87,854
2,000	7.735%, 10/23/13 (e)	1,927,778
2,479	7.763%, 10/23/13 (b)	2,389,764
		11,715,046
Aerospace– 0.1%
1,250	TransDigm Group, Inc., 7.36%, 6/23/13, Term B	1,239,844
Airlines – 0.5%
7,000	Northwest Airlines Corp., 7.34%, 8/22/08 (b)	6,973,750
Apparel & Textiles – 0.3%
1,000	Aearo Technologies, Inc., 7.61%, 5/30/14, Term B (b),	960,000
	Hanesbrands, Inc., Term B,
69	7.07%, 10/15/13	66,839
71	7.07%, 10/15/13 (b)	69,264
786	7.11%, 10/15/13	761,898
	Simmons Co., Term C (b),
1,278	7.375%, 12/19/11	1,239,672
1,305	7.438%, 12/19/11	1,265,770
		4,363,443
Automotive – 1.8%
2,000	Dura Operating Corp., 10.07%, 4/28/11 (b)	1,946,666
11,940	Ford Motor Corp., 8.36%, 11/29/13, Term B	11,284,124
2,494	General Motors Corp., 7.735%, 11/29/13	2,404,117
	Hertz Corp.,
555	5.36%, 12/21/12	539,815
1,763	7.08%, 12/21/12, Term B	1,713,049
263	7.09%, 12/21/12, Term B	255,133
2,466	7.11%, 12/21/12, Term B	2,481,035
	Lear Corp.,
2,082	7.84%, 3/23/12	2,031,678
900	7.86%, 3/23/12	878,247
		23,533,864
Automotive Products – 3.2%
8,302	Affinia Group, 8.358%, 11/30/11, Term B (b)	8,203,847
	Cooper Standard Automotive, Inc.,
2,350	7.875%, 12/31/11, Term B	2,292,163
5,876	7.875%, 12/31/11, Term C	5,730,028
	Delphi Corp.,
500	7.625%, 12/31/07, Term B (b)	502,817
8,000	8.125%, 12/31/07, Term C	7,836,664
6,000	Fed Mogul Corp., 6.82%, 12/31/07, Term B (b)	5,917,530
	Goodyear Tire & Rubber Co.,
3,000	6.85%, 4/20/14, Term B	2,883,750
2,000	8.82%, 4/1/11	1,992,188
6,000	Polypore, Inc., 7.58%, 5/15/14 (b)	5,700,000
		41,058,987

14 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Banking – 0.6%
	Aster Co., Ltd. (b),
€2,800	6.530%, 9/19/13, Term B	$3,775,290
$2,137	7.824%, 9/19/13, Term B1	2,105,327
2,214	8.324%, 9/19/14, Term C1	2,189,179
		8,069,796
Building/Construction – 1.4%
8,500	Building Materials Corp., 11.125%, 9/14/14	7,905,000
	Masonite International Corp.,
5,107	7.36%, 4/6/13, Term B	4,763,564
1,411	7.36%, 4/6/13, Term B (b)	1,315,604
4,762	Nortek, Inc., 7.61%, 8/27/11	4,589,154
		18,573,322
Chemicals – 2.0%
€2,000	Brenntag AG, 6.367%, 12/23/13, Term B5 (b)	2,680,387
$2,667	Chart Industries, 7.375%, 10/14/12, Term B	2,620,000
1,864	Georgia Gulf Corp., 7.82%, 11/30/13	1,821,342
	INEOS Group Ltd.,
3,903	7.580%, 10/7/12, Term A4 (b)	3,803,160
1,980	7.580%, 10/7/13, Term B1	1,939,188
233	7.591%, 10/7/12, Term A4 (b)	226,592
1,980	8.080%, 10/7/14, Term C1	1,948,098
2,555	Innophos, Inc., 7.57%, 8/13/10, Term B (b)	2,503,455
5,431	KRATON Polymers Group LLC, 7.375%, 5/11/13 (b)	5,272,406
		22,814,628
Commercial Products – 1.0%
3,266	Alliance Laundry Holdings LLC, 7.61%, 1/27/12, Term B (b)	3,225,579
	iPayment, Inc. (b),
388	7.32%, 12/27/12	373,786
1,587	7.36%, 12/27/12	1,527,151
	Sigmakalon,
€924	6.164%, 6/30/12, Term A (b)	1,262,259
€1,587	6.664%, 9/19/12, Term B	2,157,085
€913	6.664%, 9/19/12, Term B1	1,239,923
€2,349	7.414%, 9/19/13, Term C1	3,197,195
		12,982,978
Computer Services – 1.3%
$5,183	PanAmSat Corp., 7.36%, 6/30/11, Term A	5,044,492
11,761	SunGard Data Systems, Inc., 7.356%, 2/11/13	11,321,090
		16,365,582
Computer Software – 2.9%
	Infor Global Solutions (b),
1,500	8.11%, 7/28/12	1,473,750
3,913	9.11%, 8/1/12	3,844,804
2,042	9.11%, 8/1/12, Term DD	2,005,984
3,304	Riverdeep Interactive, 12.06%, 12/21/07 (b)	3,338,699
997	Riverdeep Interactive Learning Ltd., 8.11%, 11/28/13, Term B (b)	967,569
13,000	Thomson Learning, Inc., 8.07%, 6/27/14, Term B	12,246,000
5,000	Trilogy International, Inc., 8.86%, 6/22/12 (b)	4,850,000

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 15

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Computer Software (continued)
	Worldspan L.P., Term B,
$4,500	8.606%, 12/7/13	$4,455,000
4,455	8.61%, 12/7/13	4,410,450
		37,592,256
Consumer Products – 1.6%
6,692	Education Management Corp., 7.125%, 2/13/14, Term B	6,366,185
6,013	Jarden Corp., 7.11%, 1/24/12, Term B1	5,896,609
	National Mentor, Inc. (b),
678	7.32%, 6/30/13, Term B	674,496
1,307	7.36%, 6/30/13, Term B	1,299,922
3,000	7.533%, 6/30/12	2,984,064
3,500	Pinnacle Foods, 8.11%, 3/30/14, Term B (b)	3,400,834
		20,622,110
Containers & Packaging – 2.5%
	Graham Packaging Holdings Co. (b),
1,467	7.625%, 10/18/11, Term B	1,399,445
75	7.625%, 10/18/11, Term BA1	71,563
700	7.625%, 10/18/11, Term BC	667,917
2,133	7.625%, 10/18/11, Term BD2	2,035,556
2,133	7.625%, 10/18/11, Term BE	2,035,556
2,133	7.625%, 10/18/11, Term BF5	2,035,556
1,333	7.625%, 10/18/11, Term BG	1,272,223
	Graphic Packaging International Corp. (b),
540	7.32%, 5/3/14	525,427
1,194	7.32%, 5/3/14, Term B	1,171,451
1,251	7.36%, 5/3/14	1,193,839
5,760	Horizon Lines LLC, 7.57%, 7/7/11 (b)	5,731,556
	Intertape Polymer Group, Inc., Term B (b),
2,258	8.07%, 7/28/11	2,201,551
855	8.08%, 7/28/11	833,663
9	10.00%, 7/28/11	8,507
	JSG Packaging Ltd., Term A,
€403	6.112%, 11/29/12	536,436
€263	6.148%, 11/29/12	350,171
€332	6.30%, 11/29/12	441,742
	Smurfit-Stone Container,
$1,528	5.215%, 11/1/10	1,494,495
836	7.375%, 11/1/10, Term C	817,649
4,487	7.375%, 11/1/11, Term B	4,389,010
2,506	7.375%, 11/1/11, Term C	2,450,429
764	7.375%, 11/1/11, Term C1	746,716
		32,410,458
Diversified Manufacturing – 1.4%
7,658	Grant Forest Products, 11.375%, 9/16/13 (b)	7,390,411
	Invensys PLC (b),
959	7.356%, 7/17/13, Term Y1	951,113
1,041	7.36%, 7/17/13, Term Z1	1,032,637
	KION Group GmbH (b),
3,000	7.58%, 12/20/14, Term B	2,946,750
3,000	7.83%, 12/20/15, Term C	2,961,750

16 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Diversified Manufacturing (continued)
	Linpac Mouldings Ltd. (b),
$1,016	7.875%, 4/16/12, Term B1	$1,003,007
1,277	8.375%, 4/16/12, Term C1	1,267,566
		17,553,234
Drugs & Medical Products – 1.2%
	Nycomed Holdings (b),
€4,000	6.664%, 12/29/16, Term B	5,372,738
€4,000	7.164%, 12/20/15, Term C	5,400,115
	Warner Chilcott PLC,
$121	7.34%, 1/18/12, Term B	117,618
3,546	7.36%, 1/18/12, Term B	3,441,850
1,011	7.36%, 1/18/12, Term C	980,601
		15,312,922
Energy – 1.5%
	Alon USA Energy, Inc. (b),
120	7.57%, 6/8/13	117,000
487	7.57%, 6/8/13, Term DD	474,500
5,160	7.608%, 6/8/13	5,031,000
173	7.608%, 6/8/13, Term DD	169,000
6,426	Headwaters, Inc., 7.36%, 4/30/11, Term B (b)	6,445,287
	Longview Power (b),
800	7.625%, 2/27/14, Term B	752,000
267	7.625%, 2/27/14, Term LC	250,667
	Ruhrgas Industries (b),
868	7.38%, 7/15/13, Term B1	852,890
868	7.861%, 7/15/14, Term C1	857,231
	Targa Resources, Inc.,
774	5.225%, 10/31/11	767,803
2,193	7.32%, 10/31/12, Term B	2,175,442
976	7.36%, 10/31/12, Term B	967,752
		18,860,572
Entertainment – 2.4%
17,817	MGM Studios, 8.61%, 4/8/12, Term B	16,877,917
	Revolution Studios LLC,
811	7.82%, 12/25/12, Term A	786,907
189	7.82%, 12/25/12, Term A (b)	183,093
5,418	9.07%, 12/25/14, Term B (b)	5,201,065
7,775	Warner Music Group, Inc., 7.36%, 2/28/11, Term B	7,611,425
		30,660,407
Financial Services – 2.6%
3,500	Bearingpoint, Inc., 9.29%, 5/18/12 (b)	3,447,500
12,500	Chrysler Financial Corp., 5.00%, 8/3/14 (b)	11,875,000
11,910	Nielson Finance, 7.607%, 8/9/13, Term B	11,619,229
6,400	SLM Corp., 6/30/08 (b)(e)(f)(h)	6,370,991
		33,312,720
Food Services – 1.6%
	Aramark Corp.,
4,211	7.36%, 1/26/14, Term B	3,974,503
329	7.485%, 1/26/14, Term LC	310,689

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 17

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Food Services (continued)
	Arby’s Restaurant Group, Inc., Term B,
$3,461	7.608%, 7/25/12	$3,371,718
6,434	7.61%, 7/25/12	6,267,311
429	7.61%, 7/25/12 (b)	418,303
3,417	Michael Foods, Inc., 7.361%, 11/21/10, Term B (b)	3,354,269
	Sturm Foods, Inc., Term B (b),
9	7.875%, 1/30/14	8,444
3,483	7.938%, 1/30/14	3,360,612
		21,065,849
Healthcare & Hospitals – 6.7%
	Biomet, Inc.,
7,000	6.00%, 3/8/08 (b)(e)	7,148,701
2,500	7.00%, 3/15/15, Term B	2,027,500
6,500	7.00%, 3/15/15, Term B (e)	6,500,000
	Capio AB (b),
€356	6.356%, 3/8/15, Term B	482,043
€1,209	6.356%, 3/8/16, Term C	1,630,373
€1,209	6.481%, 3/8/15, Term B	1,630,373
€356	6.481%, 3/8/16, Term C	479,809
	Community Health Systems, Inc. (e),
$278	4.00%, 7/2/14	266,415
4,222	5.00%, 7/2/14, Term B	4,045,686
6,000	7.00%, 4/10/08 (b)	5,985,000
3,590	DaVita, Inc.,6.86%, 10/5/12, Term B1	3,406,898
24,875	HCA, Inc., 7.61%, 11/16/13, Term B	24,058,279
	HealthSouth Corp.,
6,147	7.85%, 2/2/13	5,998,573
157	7.86%, 2/2/13	153,443
€3,000	ISTA, 8.00%, 6/15/16 (b)(e)	4,034,687
$2,741	MultiPlan, Inc., 7.82%, 4/12/13, Term B (b)	2,648,330
	Psychiatric Solutions, Inc., Term B (b),
2,396	7.11%, 7/7/12	2,392,610
1,790	7.125%, 7/7/12	1,787,242
9,828	Renal Advantage, Inc., 7.86%, 10/6/12, Term B (b)	9,631,575
	United Surgical (b),
95	7.367%, 4/18/14, Term DD	93,734
1,673	7.381%, 4/18/14, Term B	1,581,198
		85,982,469
Hotels/Gaming – 1.3%
693	CCM Merger, Inc., 7.36%, 7/21/12, Term D (b)	668,656
6,000	Harrah’s Entertainment, Inc., 7.50%, 3/9/08 (b)(e)	6,000,000
8,138	MotorCity Casino, 7.36%, 7/21/12, Term B (b)	7,853,368
1,906	Penn National Gaming, Inc., 7.11%, 5/26/12, Term B	1,876,635
		16,398,659
Leasing – 0.2%
1,990	Rental Service Corp., 8.86%, 11/21/13	1,979,654
Manufacturing – 1.7%
1,000	Boc Group, Inc., 11.11%, 11/30/14 (b)	900,000
	Bombardier, Inc., Term B (b),
89	7.82%, 6/26/13	86,780
6,291	7.86%, 6/26/13	6,161,384

18 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)			Value

Manufacturing (continued)
$6,000		Dresser-Rand Group, Inc., 7.86%, 5/4/14, Term T (b)	$5,806,500
		Lucite International Ltd. (b),
2,199		7.61%, 5/26/13, Term B	2,111,194
779		7.61%, 5/26/13, Term DD	747,481
6,168		Xerium Technologies, Inc., 8.11%, 5/18/12, Term B (b)	5,890,843
			21,704,182
Multi-Media – 6.6%
6,470		American Media Operations, Inc., 8.59%, 1/30/13 (b)	6,081,800
1,238		Atlantic Broadband, Inc., 7.61%, 8/9/12, Term B (b)	1,215,102
1,000		Cequel Communications LLC, 5.00%, 10/15/13, Term B (b)	950,000
		Charter Communications,
2,200		7.85%, 9/5/14	2,096,600
4,800		7.86%, 9/5/14	4,574,400
		CMP Susqhuhanna Corp., Term B (b),
1,912		7.35%, 5/5/13	1,853,861
971		7.387%, 5/5/13	941,577
9,912		CSC Holdings, Inc., 7.07%, 2/24/13, Term B	9,546,094
4,988		Metro-Goldwyn Mayer, Inc., 8.61%, 4/8/12, Term B1 (b)	4,724,524
8,500		NTL Investment, 7.36%, 1/6/13, Term B	8,401,723
9,358		Primedia, 7.57%, 9/30/13, Term B	9,306,324
		Seven Media Group, Term T1 (b),
AUD	1,083	8.835%, 2/7/13	923,559
AUD	7,800	8.878%, 2/7/13	6,649,622
		Thomas Media, Term B (b),
$2,023		7.60%, 11/8/11	2,030,966
1,581		7.61%, 11/8/11	1,587,226
		Univision Communications, Inc.,
14,564		7.61%, 9/15/14, Term B	13,492,419
2,000		7.82%, 3/15/09	1,954,000
		Young Broadcasting, Inc., Term B,
2,250		7.875%, 5/2/12	2,150,542
7,068		7.875%, 11/3/12	6,754,519
			85,234,858
Oil & Gas – 1.5%
1,125		Big West Oil LLC, 7.61%, 5/2/14, Term B (b)	1,087,031
12,000		El Paso Corp., 5.273%, 6/15/09	11,400,000
2,874		Newpark Resources, Inc., 8.36%, 8/17/11 (b)	2,830,713
4,127		Oxbow Carbon & Minerals LLC, 7.36%, 5/4/14, Term B (b)	3,941,514
			19,259,258
Paper/Paper Products – 0.5%
6,256		Georgia-Pacific Corp., 7.11%, 12/20/12, Term B	5,926,425
Printing/Publishing – 1.4%
€3,917		Seat Pagine Gialle SpA, 4.023%, 5/25/12, Term A (b)	5,292,868
		Tribune Co.,
$5,133		7.86%, 5/30/09, Term X (b)	5,041,668
9,000		8.36%, 5/30/14, Term B	8,202,860
			18,537,396

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 19

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Recreation – 2.0%
	Amadeus Global Travel (b),
$4,786	7.636%, 4/8/13, Term B	$4,593,182
414	7.636%, 4/8/13, Term B2	397,373
4,786	7.886%, 4/8/14, Term C	4,566,049
414	7.886%, 4/8/14, Term C2	399,616
6,920	Cedar Fair L.P., 7.32%, 6/13/12	6,693,176
6,000	Six Flags Theme Parks, Inc., 7.86%, 4/30/15, Term B (b)(e)	5,650,002
	TDS Investor Corp.,
595	7.86%, 8/1/13	582,452
	Travelport,
2,964	7.82%, 8/22/13, Term CD	2,902,819
		25,784,669
Retail – 0.7%
	Neiman Marcus Group, Inc.,
42	7.09%, 4/6/13	40,093
2,673	7.36%, 4/6/13	2,565,968
6,000	Rite Aid Corp., 9.00%, 11/8/13 (b)(e)	5,970,000
		8,576,061
Technology – 0.1%
1,000	HCP Acquisition, 9.61%, 2/22/15 (b)	1,005,000
Telecommunications – 6.1%
	BCM Luxembourg (b),
€3,700	6.403%, 8/15/14, Term B	4,862,157
€3,700	6.778%, 8/15/15, Term C	4,862,157
€2,000	8.278%, 1/17/16 (e)	2,698,921
	Centennial Cellular Communications Corp., Term B (b),
$666	7.36%, 1/20/11	648,585
8,603	7.36%, 2/9/11	8,382,348
	Consolidated Communications, Inc., Term B,
1,605	7.07%, 9/18/11	1,581,282
5,166	7.11%, 10/14/11	5,088,852
6,500	Dobson Communications Corp., 7.36%, 3/14/14	6,449,202
9,992	Hawaiian Telcom Communications, Inc., 7.61%, 6/1/14, Term C	9,529,492
5,500	Intelsat Ltd., 7.859%, 2/15/14	5,373,797
	Nordic Telephone Co. Holdings ApS,
€4,901	5.953%, 11/30/14, Term B	6,546,609
€6,050	6.203%, 11/30/14, Term C	8,126,266
$7,500	Qwest Corp., 6.95%, 6/30/10, Term B	7,476,562
7,000	Telesat Canada, Inc., 2.500%, 2/14/08 (b)(e)(h)	7,006,571
		78,632,801
Transportation – 0.4%
5,438	Fleetpride Corp., 7.84%, 6/6/13, Term B (b)	5,374,632
Utilities – 1.2%
	AES Corp., Term B,
3,720	7.19%, 4/30/08	3,652,295
3,720	7.25%, 8/10/11	3,652,295
4,181	Mid Western Air, 7.11%, 12/31/11, Term B	4,201,833
3,625	Sandbridge Energy, Inc., 8.985%, 4/1/14, Term AB (b)	3,552,500
		15,058,923

20 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Waste Disposal – 0.8%
	Allied Waste North America, Inc.,
$2,443	5.32%, 3/28/14, Term A		$2,347,510
2,211	7.06%, 3/28/14, Term B		2,129,567
1,916	7.11%, 3/28/14, Term B		1,845,624
156	7.13%, 3/28/14, Term B		149,908
147	7.14%, 3/28/14, Term B		141,971
€3,000	Avr Bedrijven, 6.164%, 3/1/14 (b)		4,050,086
			10,664,666
Wholesale – 0.7%
$9,850	Roundy’s, Inc., 8.11%, 10/27/11, Term B		9,616,551
Wire & Cable Products – 1.0%
	UPC Broadband Holding BV,
€6,345	6.302%, 12/31/14, Term M2		8,402,942
€3,000	7.042%, 12/31/14 (b)		3,973,088
			12,376,030
Total Senior Loans (cost-$836,502,642)			817,194,002

CORPORATE BONDS & NOTES – 24.1%

Airlines – 0.2%
$2,268	JetBlue Airways Corp., pass thru certificates, 8.46%,
	5/15/10, Ser. 04-2, FRN	Ba3/BB-	2,242,239
Apparel & Textiles – 0.7%
8,600	Hanesbrands, Inc., 8.784%, 12/15/14, FRN	B2/B-	8,471,000
Automotive Products – 0.9%
4,500	Dura Operating Corp., 8.625%, 4/15/12, Ser. B (g)	NR/NR	2,565,000
9,000	Goodyear Tire & Rubber Co., 9.135%, 12/1/09, FRN (a)(d)	B2/B-	9,000,000
			11,565,000
Banking – 0.8%
£4,929	Royal Bank of Scotland PLC, 9.370%, 4/6/11, VRN (b)(h)	NR/NR	10,093,400
Building/Construction – 0.7%
€7,000	Grohe Holding GmbH, 6.843%, 1/15/14, FRN (a)(b)	B2/B	9,238,986
Chemicals – 0.2%
€2,000	Rhodia S.A., 6.959%, 10/15/13, FRN (d)	B1/B	2,696,635
Computer Services – 0.2%
$2,000	SunGard Data Systems, Inc., 9.125%, 8/15/13	Caa1/B-	2,020,000
Containers & Packaging – 0.5%
3,000	Berry Plastics Holding Corp., 9.235%, 9/15/14, FRN	B3/B	2,895,000
3,000	Graphic Packaging International Corp., 8.50%, 8/15/11	B2/B-	2,992,500
			5,887,500
Electronics – 0.7%
6,000	Sanmina-SCI Corp., 8.11%, 6/15/10, FRN (a)(d)	Ba3/B+	5,940,000
3,300	Spansion LLC, 8.485%, 6/1/13, FRN (a)(d)	B1/B+	3,085,500
			9,025,500
Energy – 0.7%
9,500	El Paso Corp., 7.375%, 12/15/12	Ba3/BB-	9,668,815

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 21

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services – 4.1%
$3,500	Chukchansi Economic Dev. Auth., 8.859%, 11/15/12, FRN (a)(d)	B2/BB-	$3,535,000
	Ford Motor Credit Co., FRN,
5,715	6.93%, 1/15/10	B1/B	5,357,801
12,350	8.11%, 1/13/12	B1/B	11,803,129
10,000	General Motors Acceptance Corp., 7.56%, 12/1/14, FRN	Ba1/BB+	9,318,650
€6,000	Hellas Telecommunications Luxembourg V, 7.468%,
	10/15/12, FRN	B1/B	8,161,771
$4,000	Hexion U.S. Finance Corp., 9.86%, 11/15/14, FRN	B3/B	4,140,000
	Universal City Florida Holding Co.,
2,000	8.375%, 5/1/10	B3/B-	2,040,000
7,500	10.106%, 5/1/10, FRN	B3/B-	7,575,000
			51,931,351
Food Services – 0.7%
10,000	Aramark Corp., 8.856%, 2/1/15, FRN (a)(d)	B3/B-	9,350,000
Healthcare & Hospitals – 0.5%
4,000	Rotech Healthcare, Inc., 9.50%, 4/1/12	Caa3/CCC	3,140,000
3,500	Universal Hospital Services, Inc., 8.759%, 6/1/15, FRN (a)(d)	B3/B+	3,281,250
			6,421,250
Hotels/Gaming – 0.5%
7,000	Seminole Hard Rock Entertainment, Inc., 7.86%,
	3/15/14, FRN (a)(d)	B1/BB	6,895,000
Insurance – 0.3%
4,200	Residential Reins Ltd., 13.11%, 6/7/10, FRN (a)(b)(d)(h)	NR/BB	4,199,100
Manufacturing – 0.7%
€6,500	Bombardier, Inc., 7.186%, 11/15/13, FRN (a)(d)	Ba2/BB	8,942,016
Metals & Mining – 0.6%
$7,050	Freeport-McMoRan Copper & Gold, Inc., 8.564%, 4/1/15, FRN	Ba3/BB	7,279,125
Multi-Media – 2.4%
16,000	Cablevision Systems Corp., 9.82%, 4/1/09, Ser. B, FRN	B3/B+	16,160,000
2,000	CCO Holdings LLC, 8.75%, 11/15/13	Caa1/CCC	1,990,000
8,000	Charter Communications Holdings II LLC, 10.25%, 9/15/10	Caa2/CCC	8,180,000
3,200	DirecTV Holdings LLC, 8.375%, 3/15/13	Ba3/BB-	3,256,000
2,000	Paxson Communications Corp., 11.61%, 1/15/13, FRN (a)(d)	Caa2/CCC-	2,025,000
			31,611,000
Paper/Paper Products – 2.0%
	Abitibi-Consolidated, Inc.,
3,000	7.75%, 6/15/11	B3/B+	2,655,000
2,000	7.875%, 8/1/09	B3/B+	1,915,000
8,000	8.86%, 6/15/11, FRN	B3/B+	7,160,000
4,000	Bowater, Inc., 8.36%, 3/15/10, FRN	B3/B+	3,800,000
10,500	Verso Paper Holdings LLC, 9.106%, 8/1/14, FRN (a)	B2/B+	10,342,500
			25,872,500
Semi-Conductors – 0.9%
12,000	Freescale Semiconductor, Inc., 9.235%, 12/15/14, FRN (a)(d)	B1/B	11,070,000

22 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Telecommunications – 5.8%
$2,000	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	$1,910,000
8,750	Hawaiian Telcom Communications, Inc., 10.86%,
	5/1/13, Ser. B, FRN	Caa1/CCC	8,618,750
	Intelsat Bermuda Ltd., FRN,
9,500	8.886%, 1/15/15	Caa1/B	9,595,000
6,000	11.409%, 6/15/13	NR/B	6,270,000
€6,350	Nordic Telephone Co. Holdings ApS, 9.513%, 5/1/16, FRN (a)(d)	B2/B	8,703,066
$9,150	Nortel Networks Ltd., 9.61%, 7/15/11, FRN (a)(d)	B3/B-	9,310,125
17,100	Qwest Communications International, Inc., 8.86%, 2/15/09, FRN	Ba3/B+	17,228,250
6,000	Qwest Corp., 8.61%, 6/15/13, FRN	Ba1/BBB-	6,240,000
6,500	TelCordia Technologies, Inc., 9.11%, 7/15/12, FRN (a)(d)	B2/B	5,817,500
			73,692,691
Total Corporate Bonds & Notes (cost-$310,918,471)			308,173,108

ASSET-BACKED SECURITIES – 0.2%
1,290	CIT Group Home Equity Loan Trust, 5.59%, 6/25/33, FRN	Aaa/AAA	1,287,087
1,059	Salomon Brothers Mortgage Securities VII, 5.62%, 3/25/32, FRN	NR/AAA	1,060,181
Total Asset-Backed Securities (cost-$2,346,155)			2,347,268

SHORT-TERM INVESTMENTS – 12.0%

Commercial Paper – 6.6%
Banking – 3.2%
29,900	Societe Generale North America, Inc., 5.225%, 8/7/07	P-1/A-1+	29,873,962
11,100	Total Capital, 5.35%, 8/1/07 (a)	P-1/A-1+	11,100,000
			40,973,962
Financial Services – 3.4%
44,300	UBS Finance Delaware LLC, 5.245%, 9/14/07	P-1/A-1+	44,016,013
Total Commercial Paper (cost-$84,989,975)			84,989,975

U.S. Treasury Bills (i) – 3.1%
39,910	4.392%-4.80%, 8/30/07-9/13/07 (cost-$39,700,400)		39,700,400

Corporate Notes – 1.2%
Airlines – 0.1%
1,141	JetBlue Airways Corp., 9.61%, 3/15/08, Ser. 04-1, FRN	Ba3/BB-	1,149,327
Energy – 0.0%
250	Transcontinental Gas Pipe Line Corp., 6.64%, 4/15/08, FRN (a)(d)	Ba1/BB+	245,937
Financial Services – 1.1%
14,000	Ford Motor Credit Co., 8.355%, 11/2/07, FRN	B1/B	14,050,106
Total Corporate Notes (cost-$15,330,222)			15,445,370

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 23

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2007 (continued)

Principal Amount (000)		Value

Repurchase Agreements – 1.1%
$2,000	Credit Suisse First Boston,
	dated 7/31/07, 5.05%, due 8/1/07,
	proceeds $2,000,281; collateralized by
	U.S. Treasury Note, 2.625%, due
	3/15/09, valued at $2,049,654
	including accrued interest	$2,000,000
11,931	State Street Bank & Trust Co.,
	dated 7/31/07, 4.90%, due 8/1/07,
	proceeds $11,932,624; collateralized by
	Freddie Mac, 5.26%, due
	1/25/08, valued at $12,169,647
	including accrued interest	11,931,000
Total Repurchase Agreements (cost-$13,931,000)		13,931,000
Total Short-Tem Investments (cost-$153,951,597)		154,066,745

OPTIONS PURCHASED (j) – 0.0%

Contracts

Put Options – 0.0%
	Financial Future Euro—90 day (CME),
2,900	strike price $91.75, expires 3/17/08	7
390	strike price $92.25, expires 3/17/08	1
Total Options Purchased (cost-$31,255)		8
Total Investments (cost-$1,303,750,120) – 100.0%		$1,281,781,131

24 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Schedules of Investments

July 31, 2007 (continued)

Notes to Schedule of Investments:
*	Unaudited
(a)

Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $409,217,454, representing 72.96% of total investments in Floating Rate Income. Securities with an aggregate value of $939,274,982, representing 73.28% of total investments in Floating Rate Strategy.

(b)	Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2007.

(d)

144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery security. To be settled/delivered after July 31, 2007.
(f)	Unsettled security, coupon rate undetermined at July 31, 2007.
(g)	Security in default.
(h)

Fair-valued security—Securities with an aggregate value of $34,154,961, representing 6.09% of total investments, have been fair valued in Floating Rate Income. Securities with an aggregate value of $27,670,062, representing 2.16% of total investments, have been fair valued in Floating Rate Strategy.

(i)	All or partial amount segregated as collateral for futures contracts, swaps and/or when-issued or delayed-delivery securities.
(j)	Non-income producing.

Glossary:
	£-	British Pound
	€-	Euros
AUD	-	Australian Dollar
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2007.
LIBOR	-	London Inter-bank Offered Rate
NR	-	Not Rated
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on July 31, 2007.

See accompanying Notes to Financial Statements. | 7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 25

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Statements of Assets and Liabilities July 31, 2007

	Floating Rate Income	Floating Rate Strategy
Assets:
Investments, at value (cost-$570,921,925 and $1,303,750,120, respectively)	$560,845,288	$1,281,781,131
Cash (including foreign currency of $3,367,325 and $8,061,448 with a cost of $3,350,789 and $7,990,046, respectively)	8,923,991	25,902,139
Premium for swaps purchased	20,336,795	18,594,422
Interest receivable	5,748,398	12,417,172
Unrealized appreciation of swaps	1,305,569	7,188,587
Receivable for investments sold	1,001,562	2,966,561
Unrealized appreciation of forward foreign currency contracts	441,149	1,499,368
Receivable for terminated swaps	76,000	160,050
Prepaid expenses	15,731	26,984
Total Assets	598,694,483	1,350,536,414

Liabilities:
Payable for investments purchased	38,682,568	94,389,623
Unrealized depreciation of swaps	28,960,269	51,156,821
Dividends payable to common and preferred shareholders	2,856,392	6,369,341
Premium for swaps sold	755,912	3,956,078
Investment management fees payable	353,104	793,496
Unrealized depreciation of unfunded loan commitments	188,168	473,652
Unrealized depreciation of forward foreign currency contracts	151,352	509,460
Payable for variation margin on futures contracts	124,256	245,035
Deferred facility fees	116,026	232,051
Accrued expenses	217,210	258,702
Total Liabilities	72,405,257	158,384,259
Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 8,400 and 19,200 shares issued and outstanding, respectively)	210,000,000	480,000,000
Net Assets Applicable to Common Shareholders	$316,289,226	$712,152,155

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$182	$425
Paid-in-capital in excess of par	349,003,437	804,564,396
Dividends in excess of net investment income	(3,433,442)	(9,653,571)
Accumulated net realized gain (loss)	9,776,426	(13,541,143)
Net unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	(39,057,377)	(69,217,952)
Net Assets Applicable to Common Shareholders	$316,289,226	$712,152,155
Common Shares Issued and Outstanding	18,201,455	42,497,148
Net Asset Value Per Common Share	$17.38	$16.76

26 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Statements of Operations For the year ended July 31, 2007

	Floating Rate Income	Floating Rate Strategy
Investment Income:
Interest	$42,884,915	$95,730,892
Facility and other fee income	1,079,515	2,072,272
Dividends	263,086	–
Total Investment Income	44,227,516	97,803,164

Expenses:
Investment management fees	4,228,536	9,475,973
Auction agent fees and commissions	540,027	1,227,057
Interest expense	442,222	–
Custodian and accounting agent fees	191,460	334,772
Audit and tax services	134,930	135,725
Shareholder communications	81,140	157,750
Legal fees	52,775	67,075
Trustees’ fees and expenses	35,850	75,100
Transfer agent fees	32,080	33,120
New York Stock Exchange listing fees	21,571	34,218
Insurance expense	12,381	26,742
Investor relations	4,950	8,863
Miscellaneous	29,375	20,270
Total expenses	5,807,297	11,596,665
Less: custody credits earned on cash balances	(84,960)	(139,292)
Net expenses	5,722,337	11,457,373

Net Investment Income	38,505,179	86,345,791
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,731,999	4,924,715
Futures contracts	(1,340,398)	(3,758,605)
Options written	735,751	1,732,141
Swaps	19,774,820	10,978,991
Foreign currency transactions	(4,398,519)	(11,344,130)
Net change in unrealized appreciation/depreciation of:
Investments	(14,147,856)	(26,411,553)
Futures contracts	(256,701)	246,492
Options written	(577,319)	(1,344,705)
Swaps	(26,562,803)	(33,324,745)
Unfunded loan commitments	(407,335)	(860,359)
Foreign currency transactions	971,513	2,573,191
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(23,476,848)	(56,588,567)
Net Increase in Net Assets Resulting from Investment Operations	15,028,331	29,757,224

Dividends and Distributions on Preferred Shares from:
Net investment income	(10,623,545)	(24,278,975)
Net realized gains	(14,659)	(133,242)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$4,390,127	$5,345,007

See accompanying Notes to Financial Statements. | 7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 27

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Changes in Net Assets Applicable to Common Shareholders

	Floating Rate Income
	Year ended	Year ended
	July 31, 2007	July 31, 2006
Investment Operations:
Net investment income	$ 38,505,179	$ 34,537,366
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	17,503,653	7,972,529
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(40,980,501)	(10,617,671)
Net increase in net assets resulting from investment operations	15,028,331	31,892,224
Dividends and Distributions on Preferred Shares from:
Net investment income	(10,623,545)	(8,739,121)
Net realized gains	(14,659)	–
Total dividends and distributions on Preferred Shares	(10,638,204)	(8,739,121)
Net increase in net assets applicable to common shareholders resulting from investment operations	4,390,127	23,153,103
Dividends and Distributions to Common Shareholders from:
Net investment income	(32,063,817)	(29,409,709)
Net realized gains	(4,410,852)	(528,103)
Total dividends and distributions to common shareholders	(36,474,669)	(29,937,812)
Capital Share Transactions:
Net proceeds from the sale of common stock	–	–
Preferred shares underwriting discount charged to paid-in capital in excess of par	–	–
Common stock and preferred shares offering costs charged to paid-in capital in excess of par	–	–
Reinvestment of dividends and distributions	2,624,141	826,247
Net increase from capital transactions	2,624,141	826,247
Total increase (decrease) in net assets applicable to common shareholders	(29,460,401)	(5,958,462)
Net Assets Applicable to Common Shareholders:
Beginning of period	345,749,627	351,708,089
End of period (including dividends in excess of net investment income of $(3,433,442) and $(1,265,004), respectively.	$316,289,226	$345,749,627
Common Shares Issued and Reinvested:
Issued	–	–
Issued in reinvestment of dividends and distributions	134,684	42,759
Net Increase	134,684	42,759

28 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Changes in Net Assets Applicable to Common Shareholders (continued)

	Floating Rate Strategy
	Year ended July 31, 2007	For the period September 1, 2005 through July 31, 2006**	For the period October 29, 2004* through August 31, 2005
Investment Operations:
Net investment income	$ 86,345,791	$ 68,228,533	$ 36,347,687
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	2,533,112	27,785,588	(4,489,982)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(59,121,679)	(27,455,605)	17,359,332
Net increase in net assets resulting from investment operations	29,757,224	68,558,516	49,217,037
Dividends and Distributions on Preferred Shares from:
Net investment income	(24,278,975)	(18,962,668)	(9,877,326)
Net realized gains	(133,242)	–	–
Total dividends and distributions on Preferred Shares	(24,412,217)	(18,962,668)	(9,877,326)
Net increase in net assets applicable to common shareholders resulting from investment operations	5,345,007	49,595,848	39,339,711
Dividends and Distributions to Common Shareholders from:
Net investment income	(72,379,805)	(58,781,100)	(37,754,323)
Net realized gains	(17,803,004)	–	–
Total dividends and distributions to common shareholders	(90,182,809)	(58,781,100)	(37,754,323)
Capital Share Transactions:
Net proceeds from the sale of common stock	–	–	788,830,000
Preferred shares underwriting discount charged to paid-in capital in excess of par	–	–	(4,800,000)
Common stock and preferred shares offering costs charged to paid-in capital in excess of par	–	–	(1,912,898)
Reinvestment of dividends and distributions	14,619,026	2,462,222	5,291,463
Net increase from capital transactions	14,619,026	2,462,222	787,408,565
Total increase (decrease) in net assets applicable to common shareholders	(70,218,776)	(6,723,030)	788,993,953
Net Assets Applicable to Common Shareholders:
Beginning of period	782,370,931	789,093,961	100,008
End of period (including dividends in excess of net investment income of $(13,541,143), $(4,989,691) and $(4,497,636), respectively.	$712,152,155	$782,370,931	$789,093,961
Common Shares Issued and Reinvested:
Issued	–	–	41,300,000
Issued in reinvestment of dividends and distributions	783,996	130,268	277,648
Net Increase	783,996	130,268	41,577,648

*   Commencement of operations

** Represents the eleven months ended July 31, 2006. Fiscal year-end was changed to July 31 from August 31.

See accompanying Notes to Financial Statements. | 7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 29

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Statements of Cash Flows For the year ended July 31, 2007

	Floating Rate Income	Floating Rate Strategy
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(327,814,872)	$(756,135,895)
Proceeds from sales of long-term investments	351,892,513	820,545,167
Interest, dividends and facility and other fee income received	42,451,324	93,740,367
Net cash provided by options written	923,760	1,999,700
Net cash provided by swap transactions	2,452,158	2,489,116
Decrease in prepaid expenses	2,052	3,016
Operating expenses paid	(5,713,665)	(11,441,929)
Net cash used for futures transactions	(1,500,746)	(3,326,016)
Net realized loss on foreign currency transactions	(4,383,951)	(11,295,439)
Net increase in short-term investments	(13,575,748)	(21,837,992)
Net cash provided by operating activities	44,732,825	114,740,095
Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of dividends and distributions of $2,624,141 and $14,619,026, respectively)	(44,488,732)	(99,976,000)
Increase in dividends payable	99,490	202,215
Net cash used for financing activities	(44,389,242)	(99,773,785)
Net increase in cash	343,583	14,966,310
Cash at beginning of year	8,580,408	10,935,829
Cash at end of year	8,923,991	25,902,139
Reconciliation of Net Increase in Net Assets from Investment Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	15,028,331	29,757,224
Increase in payable for investments purchased	6,453,803	23,857,128
Decrease in receivable for investments sold	1,963,992	8,571,782
Increase in interest receivable	(620,511)	(1,548,333)
Increase in premium for swaps purchased	(16,333,420)	(10,562,862)
Increase (decrease) in premium for swaps sold	(989,242)	2,072,987
Decrease in premium of options written	(692,100)	(1,637,161)
Decrease in prepaid expenses	2,052	3,016
Decrease in investment management fees payable	(476)	(10,276)
Increase in net unrealized depreciation of swaps	26,562,803	33,324,745
Increase in net unrealized appreciation of forward foreign currency contracts	(947,457)	(2,661,215)
Increase in net unrealized depreciation of unfunded loan commitments	407,335	860,359
Increase in payable for variation margin on futures contracts	96,475	186,097
Increase in net unrealized depreciation of options written	577,319	1,344,705
Increase in accrued expenses	9,148	25,720
Decrease in deferred facility fees	(218,297)	(239,317)
Net decrease in investments	13,433,070	31,395,496
Net cash provided by operating activities	$44,732,825	$114,740,095

30 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

1. Organization and Significant Accounting Policies

PIMCO Floating Rate Income Fund (“Floating Rate Income”) and PIMCO Floating Rate Strategy Fund (“Floating Rate Strategy”), collectively referred to as the “Funds”, were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Floating Rate Income and Floating Rate Strategy had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

The Funds’ investment objective is to seek high current income, consistent with the preservation of capital by investing primarily in floating rate debt instruments, a substantial portion of which will be senior floating rate loans. The ability of the issuers of the Funds’ investments to meet their obligations may be affected by economic developments in a specific industry.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No.109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Funds will be required to comply with the Interpretation by January 31, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing SFAS 157 against their current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith pursuant to guidelines established by the Board of Trustees or persons acting in their discretion, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued on the last business day of each week using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 31

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

1. Organization and Significant Accounting Policies (continued)

similar characteristics. The Funds’ investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair-value pursuant to procedures approved by the Funds’ Board of Trustees, which include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair-value of the Senior Loan. At July 31, 2007, Floating Rate Income and Floating Rate Strategy held Senior Loans with an aggregate value of $5,790,124, and $13,377,562, representing 1.02% and 1.04% of total investments, respectively, that were fair valued. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset value is determined weekly on the last business day of the week, generally as of close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility and other fee income (such as origination fees) received by the Funds are amortized as income over the expected term of the loan. Commitment fees received by the Funds relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification.

(e) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

32 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

1. Organization and Significant Accounting Policies (continued)

(f) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(g) Option Transactions

The Funds may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(h) Interest Rate/Credit Default Swaps

The Funds may enter into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage. As a seller in the credit default swap contract, the Funds would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Funds would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Funds are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 33

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

1. Organization and Significant Accounting Policies (continued)

referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Repurchase Agreements

The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Funds cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under

34 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

1. Organization and Significant Accounting Policies (continued)

a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities. The weighted average daily balance and weighted average interest rate of reverse repurchase agreements outstanding during the year ended July 31, 2007 was $9,100,000 and $1,633,892, and 5.45% and 0.00%, for Floating Rate Income and Floating Rate Strategy, respectively.

(m) When-Issued/Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

(n) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

2. Investment Manager/Sub-Adviser

Each Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Funds’ average weekly total managed assets. Total managed assets refer to the total assets of each Fund including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the year ended July 31, 2007, purchases and sales of investments, other than short-term securities and U.S. government obligations, were:

	Floating Rate Income	Floating Rate Strategy
Purchases	$334,538,652	$784,440,456
Sales	345,692,889	800,310,947

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 35

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

3. Investments in Securities (continued)

(a) Futures contracts outstanding at July 31, 2007:

Floating Rate Income: Type		Contracts	Market Value (000)	Expiration Date	Unrealized Depreciation
Long:	Financial Future British Pound—90 day	416	$ 99,126	3/19/08	$ (562,108)
	Financial Future Euro—90 day	456	108,368	3/17/08	(157,174)
	United Kingdom—90 day	399	5	3/19/08	(253)
Short:	U.S. Treasury Notes 10 yr. Futures	(514)	(55,215)	9/19/07	(473,844)
	U.S. Treasury Notes 5 yr. Futures	(250)	(26,367)	9/28/07	(224,391)
					$(1,417,770)

Floating Rate Strategy: Type		Contracts	Market Value (000)	Expiration Date	Unrealized Depreciation
Long:	Financial Future British Pound—90 day	1,061	$ 230,603	3/19/08	$(1,433,546)
	Financial Future Euro—90 day	1,163	276,387	3/17/08	(400,863)
	United Kingdom—90 day	1,751	22,238	3/19/08	(1,110)
Short:	U.S. Treasury Notes 10 yr. Futures	(1,011)	(108,604)	9/19/07	(1,152,328)
	U.S. Treasury Notes 5 yr. Futures	(550)	(58,008)	9/28/07	(747,656)
					$(3,735,503)

(b) Transactions in options written for the year ended July 31, 2007:

Floating Rate Income:	Contracts/Notional	Premiums
Options outstanding, July 31, 2006	2,308	$692,100
Options written	4,338	923,760
Options terminated in closing transactions	(6,646)	(1,615,860)
Options outstanding, July 31, 2007	–	$–

Floating Rate Strategy:	Contracts/Notional	Premiums
Options outstanding, July 31, 2006	17,204,999	$1,637,161
Options written	9,400	1,999,700
Options terminated in closing transactions	(17,214,399)	(3,636,861)
Options outstanding, July 31, 2007	–	$–

(c) Credit default swaps contracts outstanding at July 31, 2007:

Floating Rate Income:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bank of America
Abitibi-Consolidated	$2,000	6/20/08	2.95%	$(47,273)
AES	1,000	12/20/07	1.50%	4,116
Allied Waste North America	600	9/20/09	2.75%	2,761
Bombardier	1,400	6/20/10	3.80%	63,494
Georgia-Pacific	3,500	3/20/14	1.78%	(466,976)
Dow Jones CDX	1,500	6/20/12	1.20%	(72,866)
Williams Cos.	875	9/20/09	2.05%	22,921

36 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

3. Investments in Securities (continued)

Floating Rate Income (continued):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bear Stearns
Dow Jones CDX High Yield	$10,000	6/20/12	2.75%	$(759,774)
Georgia-Pacific	700	9/20/09	1.24%	(9,604)
Host Marriott	700	9/20/09	1.95%	(2,000)
MGM	1,500	9/20/09	1.92%	(5,307)
Citigroup
AES	5,000	6/20/08	1.17%	3,038
Allied Waste North America	1,500	9/20/07	2.18%	6,916
Crown European Holdings	1,500	9/20/07	2.38%	8,959
Dow Jones CDX	1,500	6/20/12	1.20%	(38,642)
Host Marriott	900	9/20/07	1.90%	2,311
Owens-Brockway	3,000	9/20/07	2.05%	9,542
Starwood Hotels & Resorts Worldwide	1,500	9/20/07	1.20%	3,444
Univision Communications	2,000	3/20/12	0.97%	(180,302)
Credit Suisse First Boston
AES	900	9/20/09	3.85%	32,934
Allied Waste North America	875	9/20/09	2.46%	(1,329)
Delhaize America	875	9/20/09	1.40%	19,272
Intelsat Bermuda	3,000	3/20/10	3.21%	(196,794)
Samis	2,200	9/20/08	2.45%	34,927
Deutsche Bank
Dow Jones CDX	4,500	6/20/12	1.20%	(220,979)
Softbank	¥392,000	9/20/07	2.30%	16,776
Goldman Sachs
Dow Jones CDX High Yield	$3,100	6/20/12	0.99%	(335,340)
HCA	1,000	12/20/07	0.75%	(6,934)
Royal Caribbean	3,500	12/20/13	1.33%	(214,361)
Starwood Hotels & Resorts Worldwide	1,000	12/20/07	1.10%	3,321
TRW Automotive	875	9/20/09	2.15%	2,393
JPMorgan Chase
AES	1,500	9/20/07	2.15%	6,862
Electronic Data Systems	1,000	12/20/07	1.30%	4,838
Nortel Networks	1,300	9/20/07	1.43%	2,903
Tenet Healthcare	5,000	12/20/07	(3.20)%	3,356
Tenet Healthcare	5,000	12/20/09	4.15%	(126,320)
Lehman Brothers
Dow Jones CDX High Yield	80,000	6/20/12	2.75%	(6,228,197)
Dow Jones CDX	2,000	6/20/12	1.20%	(66,155)
Six Flags	2,000	6/20/12	1.75%	(47,795)
Merrill Lynch
Dow Jones CDX High Yield	2,100	6/20/12	2.368%	(107,563)
SPX	900	9/20/09	2.25%	27,895
Williams Cos.	700	9/20/09	1.71%	13,261
Morgan Stanley
Biomet	1,000	9/20/12	3.05%	(34,062)
Georgia-Pacific	900	9/20/09	1.63%	(4,926)
Russian Federation	300	6/20/08	0.245%	(219)
				$(8,877,478)

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 37

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

3. Investments in Securities (continued)

Floating Rate Strategy:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Bank of America
Abitibi-Consolidated	$5,000	6/20/08	2.95%	$(118,184)
Bombardier	3,500	6/20/10	3.80%	158,734
Georgia-Pacific	6,500	3/20/14	1.78%	(867,241)
Dow Jones CDX	3,500	6/20/12	1.20%	(170,021)
Royal Caribbean	5,000	12/20/09	1.12%	(78,317)
Williams Cos.	5,000	12/20/09	1.65%	86,785
Barclays Bank
Dynegy Holdings	6,000	3/20/12	2.15%	(470,306)
Qwest Capital Funding	5,000	3/20/12	1.50%	(433,678)
Solectron	5,000	3/20/12	2.85%	43,307
Bear Stearns
Allied Waste North America	1,500	12/20/07	1.85%	9,541
ArvinMeritor	1,500	12/20/07	1.14%	(13,112)
Dow Jones CDX High Yield	110,000	6/20/12	2.75%	(8,357,521)
Dynegy Holdings	1,500	12/20/09	2.35%	60,320
MGM	5,000	12/20/09	1.54%	(99,003)
Roundy’s Supermarket	2,000	3/20/12	1.10%	119,123
Smurfit-Stone Container	1,500	12/20/09	1.76%	(49,162)
Smurfit-Stone Container	5,000	12/20/09	1.87%	(122,178)
Citigroup
AES	10,000	6/20/08	1.17%	6,077
Dow Jones CDX	3,500	6/20/12	1.20%	(90,165)
Ford Motor Credit	6,000	3/20/12	2.38%	(325,349)
Host Marriott	5,000	12/20/09	1.70%	(58,808)
NRG Energy	6,000	3/20/12	1.70%	(548,018)
Reliant Energy	5,000	12/20/09	3.20%	12,698
RH Donnelley	6,000	3/20/12	1.84%	(600,125)
Univision Communications	4,000	3/20/12	0.97%	(360,604)
Credit Suisse First Boston
Dow Jones CDX High Yield	€7,400	6/20/11	2.90%	(52,133)
Equistar	$5,000	12/20/09	2.25%	(82,211)
Intelsat Bermuda	7,000	3/20/10	3.21%	(459,187)
Samis	1,000	9/20/08	2.45%	13,691
Samis	2,000	12/20/09	2.15%	17,107
Deutsche Bank
Ford Motor	1,000	6/20/12	2.17%	(32,033)
Dow Jones CDX	10,500	6/20/12	1.20%	(515,617)
SoftBank	¥850,000	9/20/07	2.30%	36,377
Goldman Sachs
Dow Jones CDX	$100	6/20/12	1.20%	942
Dow Jones CDX High Yield	7,100	6/20/12	0.99%	(768,037)
Ford Motor Credit	13,000	3/20/12	2.54%	(632,799)
Freescale Semiconductor	4,000	3/20/12	2.67%	(417,713)
Royal Caribbean	6,500	12/20/13	1.33%	(398,099)
Tenet Healthcare	6,000	3/20/12	3.47%	(665,033)
JPMorgan Chase
Nortel Networks	3,100	9/20/07	1.43%	6,923
NRG Energy	5,000	12/20/09	2.20%	(128,328)
Owens-Brockway	5,000	12/20/11	2.09%	(58,851)

38 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

3. Investments in Securities (continued)

Floating Rate Strategy (continued):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Lehman Brothers
Aramark	$1,000	9/20/12	3.90%	$(54,168)
Bon-Ton	4,000	3/20/12	4.05%	(113,682)
Celestica	5,000	3/20/12	2.85%	(566,657)
Dow Jones CDX	4,000	6/20/12	1.20%	(132,309)
Dow Jones CDX High Yield	75,000	6/20/12	2.75%	(5,838,935)
HCA	5,000	12/20/09	1.55%	(255,350)
PanAmSat	3,000	12/20/09	3.00%	83,306
Qwest Holding	13,000	3/20/12	1.55%	(1,102,149)
Six Flags	3,000	6/20/12	1.75%	41,183
Smurfit-Stone Container	3,000	12/20/09	1.85%	(92,190)
Station Casinos	5,000	12/20/09	1.45%	(232,043)
TRW Automotive	5,000	12/20/09	2.05%	(22,137)
Merrill Lynch & Co.
AES	3,000	12/20/09	2.60%	15,890
ArvinMeritor	4,500	12/20/09	2.25%	(187,541)
Chesapeake Energy	5,000	12/20/09	1.30%	(34,266)
CMS Energy	1,500	12/20/09	1.85%	33,420
Delhaize America	5,000	12/20/09	1.07%	73,786
Dow Jones CDX High Yield	4,700	6/20/12	2.368%	(241,354)
National Joint Stock Company	3,000	4/20/09	3.30%	50,376
Toys “R” Us	5,000	12/20/09	3.20%	(187,315)
Morgan Stanley
Biomet	3,000	9/20/12	3.05%	(106,762)
Hanesbrands	2,000	3/20/12	0.90%	(97,812)
Russian Federation	700	6/20/08	0.245%	(512)
Wachovia
Ford Motor Credit	5,000	12/20/09	2.14%	(346,543)
GMAC	5,000	12/20/09	2.26%	(244,239)
				$(25,958,211)

(d) Interest rate swap agreements outstanding at July 31, 2007:

Floating Rate Income:			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Bank of America	$195,600	2/15/17	4.785%	3-Month USD-LIBOR	$ 671,637
Bank of America	195,600	2/15/17	3-Month USD-LIBOR	5.91%	(396,948)
Bank of America	16,000	12/19/17	5.00%	3-Month USD-LIBOR	(374,395)
Barclays Bank	591,300	6/21/25	5.70%	3-Month USD-LIBOR	(11,511,901)
Barclays Bank	290,000	6/21/25	3-Month USD-LIBOR	5.70%	292,542
Deutsche Bank	116,900	12/19/08	3-Month USD-LIBOR	5.00%	(151,680)
Goldman Sachs	22,300	12/19/08	3-Month USD-LIBOR	5.00%	(33,048)
UBS	4,900	12/19/08	3-Month USD-LIBOR	5.00%	(5,988)
UBS	285,000	6/21/25	3-Month USD-LIBOR	5.70%	(7,267,441)
					$(18,777,222)

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 39

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements
July 31, 2007

3. Investments in Securities (continued)

Floating Rate Strategy:			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Bank of America	$340,000	6/18/09	3-Month USD-LIBOR	5.00%	$(153,782)
Bank of America	444,400	2/15/17	4.785%	3-Month USD-LIBOR	1,525,948
Bank of America	444,400	2/15/17	3-Month USD-LIBOR	5.91%	(901,860)
Bank of America	85,500	12/19/17	5.00%	3-Month USD-LIBOR	(2,000,674)
Barclays Bank	538,900	6/21/25	5.70%	3-Month USD-LIBOR	(10,491,736)
Barclays Bank	265,000	6/21/25	3-Month USD-LIBOR	5.70%	267,323
Deutsche Bank	190,800	12/19/08	3-Month USD-LIBOR	5.00%	(247,662)
Deutsche Bank	36,700	12/19/17	3-Month USD-LIBOR	5.00%	755,275
Goldman Sachs	36,300	12/19/08	3-Month USD-LIBOR	5.00%	(53,797)
Lehman Brothers	613,000	12/18/24	3-Month USD-LIBOR	5.70%	2,315,080
Lehman Brothers	630,000	12/18/24	5.77%	3-Month USD-LIBOR	(10,330,320)
UBS	8,000	12/19/08	3-Month USD-LIBOR	5.00%	(9,776)
UBS	255,000	6/21/25	3-Month USD-LIBOR	5.70%	1,315,958
					$(18,010,023)

LIBOR—London Inter-Bank Offered Rate

Floating Rate Income and Floating Rate Strategy received $2,250,000 and $4,750,000 par value, respectively, in U.S. Treasury Bills as collateral for swap contracts.

(e) Forward foreign currency contracts outstanding at July 31, 2007:

Floating Rate Income:		U.S.$ Value Origination Date	U.S.$ Value July 31, 2007	Unrealized Appreciation (Depreciation)
Purchased:	56,000 Swiss Franc settling 9/6/07
	4,209,000 Euro settling 8/27/07	$ 45,539	$ 46,668	$ 1,129

Sold:	3,987,812 Australian Dollars settling 8/9/07	5,783,187	5,767,136	(16,051)
	37,388,000 Euro settling 8/27/07	3,426,261	3,415,772	10,489
	3,829,000 British Pounds settling 8/9/07	51,658,252	51,228,721	429,531
		7,644,426	7,779,727	(135,301)
				$289,797

Floating Rate Strategy:		U.S.$ Value Origination Date	U.S.$ Value July 31, 2007	Unrealized Appreciation (Depreciation)
Purchased:	15,621,000 Swiss Franc settling 9/6/07	$ 12,702,995	$ 13,017,977	$ 314,982
	7,732,000 Euro settling 8/27/07	10,623,807	10,594,321	(29,486)
Sold:	10,065,250 Australian Dollars settling 8/9/07	8,647,892	8,621,417	26,475
	17,358,000 Swiss Franc settling 9/6/07	14,286,420	14,465,530	(179,110)
	100,789,000 Euro settling 8/27/07	139,258,146	138,100,235	1,157,911
	8,431,000 British Pounds settling 8/9/07	16,832,112	17,130,030	(297,918)
	14,770,000 Japanese Yen settling 10/25/07	122,458	125,404	(2,946)
				$989,908

40 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2007

3. Investments in Securities (continued)

(f) At July 31, 2007, the Funds had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Floating Rate Income	Floating Rate Strategy
Big West Oil	$ 825,000	$ 1,375,000
Eastman Kodak	2,500,000	5,000,000
Longview Power	–	933,333
NRG Energy	3,500,000	7,965,643
Oxbow Carbon	80,537	362,416
Travelport	3,000,000	6,000,000
United Surgical	113,710	227,419
Univision	392,617	936,242
	$10,411,864	$22,800,053

4. Income Tax Information

Floating Rate Income:

The tax character of dividends and distributions paid was:

	Year ended July 31, 2007	Year ended July 31, 2006
Ordinary Income	$47,048,878	$38,676,933
Long-Term Capital Gains	63,995	–

At July 31, 2007, the tax character of distributable earnings was $9,807,791 of ordinary income.

In accordance with U.S. Treasury regulations, Floating Rate Income elected to defer realized foreign currency losses of $1,855,666 arising after October 31, 2006. Such losses are treated for tax purposes as arising on August 1, 2007.

For the year ended July 31, 2007, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, consent fees, paydowns and reclassification of distributions. These adjustments were to decrease paid-in-capital in excess of par by $1,261, decrease dividends in excess of net investment income by $2,013,745 and decrease accumulated net realized gains by $2,012,484.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2007, Floating Rate Income received $4,085,838 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

Floating Rate Strategy:

The tax character of dividends paid was:

	Year ended July 31, 2007	Eleven months ended July 31, 2006
Ordinary Income	$114,048,756	$77,743,768
Long-Term Capital Gains	546,270	–

At July 31, 2007, the tax character of distributable earnings was $313,396 of ordinary income.

In accordance with U.S. Treasury regulations, Floating Rate Strategy elected to defer realized foreign currency losses of $5,204,404 and realized capital losses of $2,422,482 arising after October 31, 2006. Such losses are treated for tax purposes as arising on August 1, 2007.

For the year ended July 31, 2007, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, consent fees, paydowns and reclassification of

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 41

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2007

4. Income Tax Information (continued)

distributions. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized losses by $5,649,109.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2007, Floating Rate Strategy received $9,517,730 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At July 31, 2007, Floating Rate Strategy had a capital loss carryforward of $11,931,485, which will expire in 2015, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Floating Rate Income	$571,561,848	$3,249,647	$(13,966,207)	$(10,716,560)
Floating Rate Strategy	1,305,269,989	9,362,198	(32,851,056)	(23,488,858)

For the Funds, the difference between book and tax appreciation/depreciation is primarily attributable to wash sales, passive foreign investment companies and materially modified securities due to amendments.

5. Auction Preferred Shares

Floating Rate Income has issued 2,800 shares of Preferred Shares Series T, 2,800 shares of Preferred Shares Series W, 2,800 shares of Preferred Shares Series TH, each with a liquidation preference of $25,000 per share plus accrued dividends.

Floating Rate Strategy has issued 3,840 shares of Preferred Shares Series M, 3,840 shares of Preferred Shares Series T, 3,840 shares of Preferred Shares Series W, 3,840 shares of Preferred Shares Series TH, and 3,840 shares of Preferred Shares Series F, each with a liquidation preference of $25,000 per share plus any accumulated unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended July 31, 2007, the annualized dividend rates ranged from:

	High	Low	At July 31, 2007
Floating Rate Income:
Series T	5.30%	4.79%	4.90%
Series W	5.30%	4.75%	5.15%
Series TH	5.32%	4.90%	5.15%

Floating Rate Strategy:
Series M	5.31%	4.88%	5.20%
Series T	5.32%	4.90%	5.12%
Series W	5.26%	4.90%	5.15%
Series TH	5.31%	4.90%	5.18%
Series F	5.31%	4.84%	5.18%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

42 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2007

6. Subsequent Common Dividend Declarations

On August 3, 2007, the following dividends were declared to common shareholders payable September 7, 2007 to shareholders of record on August 13, 2007:

Floating Rate Income	$0.14735 per common share
Floating Rate Strategy	$0.14318 per common share

On September 7, 2007, the following dividends were declared to common shareholders payable October 5, 2007 to shareholders of record on September 17, 2007:

Floating Rate Income	$0.15268 per common share
Floating Rate Strategy	$0.14852 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. Subsequent to these events, PEA Capital LLC deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 43

PIMCO Floating Rate Income Fund Financial Highlights

For a share of common stock outstanding throughout each period:

				For the period
				August 29, 2003*
	Year ended July 31,			through
	2007	2006	2005	July 31, 2004
Net asset value, beginning of period	$19.14	$19.51	$19.38	$19.35	**
Investment Operations:
Net investment income	2.13	1.91	1.36	0.71
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(1.29)	(0.14)	0.39	0.39
Total from investment operations	0.84	1.77	1.75	1.10
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.59)	(0.48)	(0.29)	(0.11)
Net realized gains	(0.00)†	–	–	–
Total dividends and distributions on preferred shares	(0.59)	(0.48)	(0.29)	(0.11)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.25	1.29	1.46	0.99
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.77)	(1.63)	(1.19)	(0.78)
Net realized gains	(0.24)	(0.03)	(0.14)	–
Total dividends and distributions to common shareholders	(2.01)	(1.66)	(1.33)	(0.78)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–	–	(0.04)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–	–	(0.14)
Total capital share transactions	–	–	–	(0.18)
Net asset value, end of period	$17.38	$19.14	$19.51	$19.38
Market price, end of period	$17.88	$20.02	$18.75	$20.47
Total Investment Return (1)	(0.93)%	16.53%	(2.05)%	6.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$316,289	$345,750	$351,708	$346,749
Ratio of expenses to average net assets including interest expense (2)(3)	1.68%	1.53%	1.52%	1.36	%(4)
Ratio of expenses to average net assets excluding interest expense (2)(3)	1.55%	1.53%	1.52%	1.36	%(4)
Ratio of net investment income to average net assets (2)	11.14%	9.91%	6.93%	4.04	%(4)
Preferred shares asset coverage per share	$62,622	$66,133	$66,856	$66,274
Portfolio turnover	62%	64%	83%	94%

*	Commencement of operations.
**	Initial public offering price of $20.00 per share less underwriting discount of $0.65 per share.
†	Amount less than $0.005 per share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(4)	Annualized.

44 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Strategy Fund Financial Highlights

For a share of common stock outstanding throughout each period:

				For the period
		Eleven Months		October 29, 2004*
	Year ended	ended		through
	July 31, 2007	July 31, 2006†		August 31, 2005
Net asset value, beginning of period	$18.76	$18.98		$19.10	**
Investment Operations:
Net investment income	2.06	1.64		0.88
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(1.34)	–		0.31
Total from investment operations	0.72	1.64		1.19
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.58)	(0.45)		(0.24)
Net realized gains	(0.00)††	–		–
Total dividends and distributions on preferred shares	(0.58)	(0.45)		(0.24)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.14	1.19		0.95
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.72)	(1.41)		(0.91)
Net realized gains	(0.42)	–		–
Total dividends and distributions to common shareholders	(2.14)	(1.41)		(0.91)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–		(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–		(0.13)
Total capital share transactions	–	–		(0.16)
Net asset value, end of period	$16.76	$18.76		$18.98
Market price, end of period	$17.28	$18.87		$18.21
Total Investment Return (1)	2.73%	11.77%		(4.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$712,152	$782,371		$789,094
Ratio of expenses to average net assets (2)(3)	1.48%	1.47	%(4)	1.35	%(4)
Ratio of net investment income to average net assets (2)	11.03%	9.51	%(4)	5.57	%(4)
Preferred shares asset coverage per share	$62,069	$65,722		$66,084
Portfolio turnover	65%	60%		47%

*	Commencement of operations.
**	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
†	Fiscal year-end changed from August 31 to July 31.
††	Amount less than $0.005 per share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(4)	Annualized.

See accompanying Notes to Financial Statements. | 7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 45

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Floating Rate Income Fund
PIMCO Floating Rate Strategy Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively hereafter referred to as the “Funds”) at July 31, 2007, the results of each of their operations, changes in each of their net assets applicable to common shareholders, cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 28, 2007

46 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year end (July 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended July 31, 2007 were as follows:

Floating Rate Income:
Dividends to common shareholders from ordinary income	$2.0080
Dividends to preferred shareholders from ordinary income	$1,266.4529

Distributions to common shareholders from long-term gains	$0.0027
Distribution to preferred shareholders from long-term gains	$1.7451

Floating Rate Strategy:
Dividends to common shareholders from ordinary income	$2.1313
Dividends to preferred shareholders from ordinary income	$1,271.4696

Distributions to common shareholders from long-term gains	$0.0099
Distribution to preferred shareholders from long-term gains	$6.9397

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Floating Rate Income designates qualified dividend income of $263,086 or the maximum allowable amount.

There were no ordinary dividends paid by Floating Rate Income and Floating Rate Strategy during the year ended July 31, 2007, which qualified for the Dividends Received Deduction available to corporate shareholders.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended July 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 47

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 13, 2007 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Funds’ Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2007.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper Inc., (ii) information provided by Lipper Inc. on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2007, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

48 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper Inc., the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper Inc. peers as to performance and total expense ratio. The Trustees noted that, while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Funds compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

Floating Rate Income:

The Trustees noted that Floating Rate Income significantly outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the one-year and three-year periods ended March 31, 2007. The Trustees also noted that Floating Rate Income’s expense ratio was below the high for its peer group but was above the median and low for its peer group.

Floating Rate Strategy:

The Trustees noted that Floating Rate Strategy significantly outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the one-year period ended March 31, 2007. The Trustees also noted that Floating Rate Strategy’s expense ratio was below the high for its peer group, was in line with the median for its peer group but was above the low for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these other clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds is also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated on total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Funds’ common shareholders.

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 49

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited) (continued)

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through investment performance. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

Portfolio Management Update (unaudited)

Mr. Cyrille Conseil, CFA, is the portfolio manager of the Funds. He has been the portfolio manager of the Funds since May 1, 2007 and is an Executive Vice President at PIMCO. He joined PIMCO in 1998 as a senior member of the credit research team, previously having worked in the High-Yield Group at Moody’s Investors Service. Mr. Conseil has over fifteen years of investment experience and holds a bachelors degree in economics with a concentration in finance from The Wharton School of the University of Pennsylvania, and an MBA in finance/international business from Columbia University Graduate School of Business.

50 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 51

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

52 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with the Funds, Length of Service, Other Trusteeships/ Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003 (Floating Rate Income)/2004

(Floating Rate Strategy)

Term of office: Expected to stand for re-election

at 2007 annual meeting of shareholders.

Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003 (Floating Rate Income)/2005

(Floating Rate Strategy)

Term of office: Expected to stand for re-election

at 2008 annual meeting of shareholders.

Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2003 (Floating Rate Income)/2004

(Floating Rate Strategy)

Term of office: Expected to stand for re-election

at 2007 (Floating Rate Income)/2008 (Floating

Rate Strategy) annual meeting of shareholders.

Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2003 (Floating Rate Income)/2004

(Floating Rate Strategy)

Term of office: Expected to stand for re-election

at 2008 (Floating Rate Income)/2009 (Floating

Rate Strategy) annual meeting of shareholders.

Trustee/Director of 27 funds in Fund Complex Trustee/Director of no funds outside of Fund complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election

at 2007 (Floating Rate Income)/2008 (Floating

Rate Strategy) annual meeting of shareholders.

Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 53

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Board of Trustees (continued) (unaudited)

Name, Date of Birth, Position(s) Held with the
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004 (Floating Rate Income)/2005

(Floating Rate Strategy)

Term of office: Expected to stand for re-election

at 2009 annual meeting of shareholders.

Trustee/Director of 27 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006

Term of office: Expected to stand for re-election

at 2007 annual meeting of shareholders.

Trustee/Director of 63 Funds inFund Complex

Trustee/Director of No Funds outside the

Fund Complex

Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of Allianz Global Investors of America L.P. since Jan. 2005 and Chief Operating Officer of Allianz Global Investors of America since Nov. 2006, Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

† Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P.; Chief Operating Officer and Chief Financial officer of Allianz Global Investors of America Holdings Inc.; Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors U.S. Equities LLC and Oppenheimer Group, Inc.; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P., Allianz-Pac Life Partners LLC and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited, StocksPLUS Management, Inc. and Vision Holdings LLC; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about the Funds’ Trustees is available in the respective Fund’s Statement of Additional Information, dated August 26, 2003 for Floating Rate income and October 26, 2004 for Floating Rate Strategy, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

54 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.07

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003 (Floating Rate Income)/2004 (Floating Rate Strategy)

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 36 funds in the Fund Complex. Treasurer; Principal Financial and Accounting Officer of The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2003 (Floating Rate Income)/2004 (Floating Rate Strategy)

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 36 funds in the Fund Complex. Assistant Treasurer of The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary of 71 funds in the Fund Complex. Vice President, Chief Legal Officer and Secretary of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 71 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 71 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002). Chief Compliance Officer of The Korea Fund, Inc.

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 71 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 71 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 71 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006

Assistant Secretary of 71 funds in the Fund Complex; Assistant Secretary of The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

7.31.07 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 55

Trustees	Principal Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Trustee	Assistant Treasurer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	William V. Healey
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Funds’ Form N-Q’s is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedend funds.

On January 8, 2007, each Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which each Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)             As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)            During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)             During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                 Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $107,500 in 2006 and $107,000 in 2007.

b)                Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2006 and $16,000 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                 Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $11,500 in 2006 and $13,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Floating Rate Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

    a review of the nature of the professional services expected to provided,

    the fees to be charged in connection with the services expected to be provided,

    a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)             The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)             Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)             Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)          2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)            Not applicable

g)         Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $1,856,854 and the 2007 Reporting Period was $2,128,557.

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO FLOATING RATE INCOME FUND
PIMCO FLOATING RATE STRATEGY FUND

(each a “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 9, 2007, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Floating Rate Income Fund (PFL) and PIMCO Floating Rate Strategy Fund (PFN) (each a “Fund” and collectively, the “Funds”):

Cyrille R. Conseil,
Mr. Cyrille Conseil, CFA, is the portfolio manager of the Funds. He has been the portfolio manager of the Funds since May 1, 2007 and is an Executive Vice President at PIMCO. He joined PIMCO in 1998 as a senior member of the credit research team, previously having worked in the High-Yield Group at Moody’s Investors Service. Mr. Conseil has over fifteen years of investment experience and holds a bachelors degree in economics with a concentration in finance from The Wharton School of the University of Pennsylvania, and an MBA in  finance/international business from Columbia University Graduate School of Business.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of August 31, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Cyrille R. Conseil	PFL	1	1,207.06	2	66.97	9	3,582.11
	PFN	1	530.94	2	66.97	9	3,582.11

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

 (a) (3)

As of August 31, 2007, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•                     3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                     Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                     Amount and nature of assets managed by the portfolio manager;

•                     Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                     Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                     Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                     Contributions to asset retention, gathering and client satisfaction;

•                     Contributions to mentoring, coaching and/or supervising; and

•                     Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

 (a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 8/31/07.

PIMCO Floating Rate Income Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Cyrille R. Conseil	None

PIMCO Floating Rate Strategy Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Cyrille R. Conseil	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

			TOTAL NUMBER
			OF SHARES PURCHASED	MAXIMUM NUMBER OF
	TOTAL NUMBER	AVERAGE	AS PART OF PUBLICLY	SHARES THAT MAY YET BE
	OF SHARES	PRICE PAID	ANNOUNCED PLANS OR	PURCHASED UNDER THE PLANS
PERIOD	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS
August 2006	N/A	$19.16	9,968	N/A
September 2006	N/A	19.16	10,037	N/A
October 2006	N/A	19.16	10,155	N/A
November 2006	N/A	19.25	10,466	N/A
December 2006	N/A	19.17	20,388	N/A
January 2007	N/A	19.12	16,110	N/A
February 2007	N/A	19.78	9,603	N/A
March 2007	N/A	19.53	9,785	N/A
April 2007	N/A	19.84	9,636	N/A
May 2007	N/A	20.04	9,353	N/A
June 2007	N/A	20.43	9,490	N/A
July 2007	N/A	19.85	9,693	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Floating Rate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	October 9, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	October 9, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 9, 2007